UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Eaton Vance
Short Duration Diversified Income Fund (EVG)
Annual Report
October 31, 2025

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2025
Eaton Vance
Short Duration Diversified Income Fund

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the 12-month period ended October 31, 2025, was characterized by broad-based strength across fixed-income sectors, driven by declining rates and resilient economic growth amid uncertainty over tariffs, inflation, and the strength of the labor market.
Interest-rate policy shifts by the U.S. Federal Reserve (the Fed) dominated the period. Following its initial rate cut in September 2024, the Fed implemented two reductions during the first two months of the period. The U.S. central bank then held rates steady for nearly a year, with additional reductions punctuating the period in September and October 2025. These moves aimed to counter slowing growth and labor market weakness.
Meanwhile, uncertainty regarding U.S. trade policy and new global tariffs in March and April 2025 weighed on sentiment, while international markets benefited from attractive valuations and a weaker U.S. dollar. During the latter half of the 12-month period, concerns lingered over U.S. labor market weakness, central bank independence, ongoing trade disputes, and a prolonged U.S. government shutdown.
Despite these concerns, falling interest rates and steady economic conditions fueled positive returns across most fixed-income sectors. Benefiting from declining yields, U.S. Treasuries posted gains, with the Bloomberg U.S. Treasury Index returning 5.19% for the period. Mortgage-backed securities (MBS) saw positive returns during the period alongside the rally in interest rates, with the ICE BofA U.S. Mortgage-Backed Securities Index gaining 7.22%.
Meanwhile, emerging-market (EM) debt delivered strong returns over the period, supported by resilient fundamentals, easing monetary policy across several EM economies, robust inflows, and improving risk sentiment. For the 12-month period, the J.P. Morgan EM Bond Index (EMBI) Global Diversified returned a robust 12.76%.
Below-investment grade corporate credit benefited from investor risk appetite as defaults stayed near historical lows and yields remained high. The ICE BofA U.S. High Yield Index advanced 8.03%, reflecting strong demand for income-generating assets. The senior loan market saw more muted returns as rate cuts reduced coupon income, but the asset class remained positive, with the Morningstar® LSTA® US Leveraged Loan IndexSM returning 6.32% for the 12-month period.
Fund Performance
For the 12-month period ended October 31, 2025, Eaton Vance Short Duration Diversified Income Fund (the Fund) returned 10.32% at net asset value of its common shares (NAV). The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 6.16% during the period.
In addition, the Fund outperformed its custom benchmark -- consisting of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM (the Loan Index), 33.33% ICE BofA U.S. Mortgage-Backed Securities Index (the MBS Index), and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index (the EMD Index) -- which returned 6.97% during the period.
The Fund’s use of investment leverage, which is not employed by the Index, contributed to performance versus the Index. The use of leverage magnifies exposure to the underlying investments in both up- and down-market environments. During a period of generally positive returns for the underlying allocations of the Fund, leverage contributed to Index-relative performance.
The Fund’s allocation to emerging-market debt – comprising a mix of emerging-market bonds and derivative positions – contributed to performance and meaningfully outperformed the EMD Index during the period. On a relative basis, an overweight position to Venezuelan sovereign and corporate credit, overweight to Lebanese sovereign credit, and an overweight to Ethiopian sovereign credit contributed to performance. Top detractors included an overweight to Argentine sovereign credit, underweight to Turkish sovereign credit, and underweight to Panama sovereign credit.
The Fund’s allocation to agency mortgage-backed securities (MBS) outperformed the Index and the MBS Index during the period. The Fund’s allocation to fixed-rate collateralized mortgage obligations (CMOs) contributed to performance relative to the MBS Index during the period. Modest exposure to non-agency MBS also boosted returns, as did the Fund’s allocation to fixed-rate specified MBS pools. The Fund’s exposure to shorter-duration agency MBS detracted from returns relative to the MBS Index, as they lagged the performance of longer duration MBS amidst the rally in interest rates.
The Fund’s exposure to floating-rate corporate loans performed in line with the Index but trailed the Loan Index during the period. At the sector level, positioning was a headwind to relative performance in professional services and machinery (negative selection effect in each) as well as diversified telecommunication services (an underweight exposure). This was almost entirely offset by positive credit selection in the automobile components and pharmaceuticals industries.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Management’s Discussion of Fund Performance† — continued

The Fund’s out-of-Index exposure to commercial MBS meaningfully contributed to Index-relative performance, as this portion of the Fund returned 24.18% during the period. Similarly, the Fund’s allocation to collateralized loan obligation (CLO) debt within the Fund’s senior loan category contributed to returns versus the Index during the period. The Fund was primarily allocated to CLO debt rated BB and BBB, which returned 10.78% and 7.50%, respectively. Elsewhere, the Fund’s high yield corporate bond allocation returned 7.98% during the period, outpacing the Index and contributing to Index-relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Akbar A. Causer and Federico Sequeda, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	10.32%	6.14%	5.13%
Fund at Market Price	—	9.06	8.22	6.29

Bloomberg U.S. Aggregate Bond Index	—	6.16%	(0.24)%	1.90%
Blended Index	—	6.97	3.90	—
% Premium/Discount to NAV[3]
As of period end	(1.32)%
Distributions [4]
Total Distributions per share for the period	$0.90
Distribution Rate at NAV	7.89%
Distribution Rate at Market Price	7.99
% Total Leverage[5]
Borrowings	13.66%
Derivatives	16.68
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund’s net assets amounted to 124.9%.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
Principal Strategies. The Fund normally invests in the following investment categories: (1) senior, secured floating rate loans made to corporate and other business entities, which are typically rated below investment grade (“Senior Loans”); (2) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies; and (3) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund may invest without limit, within its Senior Loans category, in collateralized loan obligations (“CLOs”) and in U.S. corporate debt obligations rated below investment grade (“U.S. High Yield Bonds”), commonly referred to as “junk” bonds.
At least 80% of the Fund’s total leveraged assets will be invested in its three principal investment categories, including through the use of derivatives. Total leveraged assets are net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The Fund may obtain investment exposures through long or short positions in derivative instruments, including derivatives with U.S. High Yield Bonds as reference instruments (such as credit default swap indices), and through investment in other investment companies. The Fund may enter into forward commitments to buy or sell agency mortgage-backed securities (to-be-announced transaction, or “TBAs”).
The Fund may also invest in investment grade bonds, including corporate bonds, asset-backed securities and commercial mortgage-backed securities (“CMBS”), and other permitted investments. The Fund is required to maintain a duration of no more than three years, including the effect of leverage.
The Fund may execute short sales of sovereign bonds and may enter into reverse repurchase agreements.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s net asset value (“NAV”) of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
Market Discount Risk. As with any security, the market value of the Fund’s common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated United States debt issuer.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The Fund may own individual investments that have longer durations than the average duration of the Fund. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
Benchmark Reference Rates Risk. Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.
For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. As a result, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Investment and Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, CMBS, automobile receivables or credit card receivables, and include CLOs and stripped securities. Interests in CLOs are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may not be able to adjust its use of leverage rapidly enough to respond to interest rate volatility, inflation, and other changing market conditions. As a result, the Fund’s use of leverage may have a negative impact on the Fund’s performance from time to time. The loss on leveraged investments may substantially exceed the initial investment.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with the proceeds under the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Reverse repurchase agreements, which are economically equivalent to secured borrowings, create leverage for the Fund are considered to be a form of borrowing by the Fund (and a loan from the counterparty), they create leverage.
Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
ESG Investment Risk. To the extent that the investment adviser considers environmental, social and/or governance ("ESG") issues as a component in its investment decision-making process, the Fund's performance may be impacted. Additionally, the investment adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the investment adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The investment adviser’s consideration of ESG issues may contribute to the investment adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the investment adviser’s assessment of such may change over time.
Cash and Money Market Instruments; Temporary Defensive Positions. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the United States have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with the Fund’s ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objectives. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust and Amended and Restated By-Laws include provisions that could have the effect of making it more difficult to acquire control of the Fund and/or to change the composition of its Board.
Important Notice to Shareholders
Effective as of October 17, 2025, the Fund revised its principal investment strategies to: (i) remove the Fund’s 25% minimum investment requirement in the Fund’s stated investment categories and (ii) remove the Fund’s current weighted average credit quality restriction. This annual report reflects the changes to the Fund’s principal investment strategies.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index is the spread component of the J.P. Morgan EMBI Global Diversified. J.P. Morgan EMBI Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. The J.P. Morgan EMBI Global Diversified Spread Index commenced on July 27, 2016; accordingly the Ten Years return is not available. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 33.33% Morningstar® LSTA®
US Leveraged Loan IndexSM, 33.33% ICE BofA U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan EMBI Global Diversified Spread Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Pricing and Performance - Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Endnotes and Additional Disclosures — continued

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments

Asset-Backed Securities — 8.3%
Security	Principal Amount (000's omitted)	Value
Benefit Street Partners CLO XII-B Ltd., Series 2017-12BRA, Class D1, 6.955%, (3 mo. SOFR + 3.05%), 10/15/37(1)(2)	$1,000	$ 1,007,696
Carlyle Global Market Strategies CLO Ltd., Series 2015-5A, Class DR, 10.846%, (3 mo. SOFR + 6.962%), 1/20/32(1)(2)	1,000	1,005,781
Harvest U.S. CLO Ltd., Series 2024-2A, Class D1, 7.155%, (3 mo. SOFR + 3.25%), 10/15/37(1)(2)	1,500	1,506,321
Madison Park Funding LV Ltd., Series 2022-55A, Class D1R, 7.034%, (3 mo. SOFR + 3.15%), 7/18/37(1)(2)	1,500	1,510,047
Magnetite XXII Ltd.:
Series 2019-22A, Class DJ, 8.055%, (3 mo. SOFR + 4.15%), 7/15/36(1)(2)	500	501,213
Series 2019-22A, Class DRR, 6.805%, (3 mo. SOFR + 2.90%), 7/15/36(1)(2)	1,500	1,503,058
New Mountain CLO 6 Ltd., Series CLO-6A, Class E, 9.984%, (3 mo. SOFR + 6.10%), 10/15/37(1)(2)	1,000	1,016,491
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	217	213,004
Octagon 60 Ltd., Series 2022-1A, Class ER, 10.884%, (3 mo. SOFR + 7.00%), 10/20/37(1)(2)	1,000	1,016,893
Sixth Street CLO XXI Ltd., Series 2022-21A, Class D1R, 6.87%, (3 mo. SOFR + 3.00%), 10/21/37(1)(2)	1,000	1,009,057
UPX HIL Issuer Trust, Series 2025-1, Class C, 7.67%, 1/25/47(1)	500	501,909
Voya CLO Ltd., Series 2015-3A, Class DR, 10.346%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	2,000	1,917,198
Total Asset-Backed Securities (identified cost $12,663,139)		$ 12,708,668

Collateralized Mortgage Obligations — 23.9%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	$406	$ 396,141
Champs Trust:
Series 2024-1, Class A, 8.784%, 7/25/59(1)(4)	877	909,706
Series 2024-2, Class A, 8.587%, 11/25/59(1)(4)	933	975,592
Series 2025-1, Class A, 7.848%, 4/25/60(1)(4)	1,725	1,806,674
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	59	59,854
Series 2167, Class BZ, 7.00%, 6/15/29	20	20,366
Series 2182, Class ZB, 8.00%, 9/15/29	64	65,976
Series 5327, Class B, 6.00%, 8/25/53	1,000	1,030,385
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5410, Class KY, 6.00%, 5/25/54	$2,000	$ 2,074,590
Series 5508, Class SC, 8.452%, (21.00% - 30-day SOFR Average x 3.00), 2/25/55(5)	674	758,663
Series 5513, Class MQ, 8.133%, (30-day SOFR Average + 3.95%), 6/25/54(2)	890	922,877
Series 5563, Class TB, 8.25%, (21.15% - 30-day SOFR Average x 3.00), 6/25/55(5)	1,925	2,006,032
Series 5563, Class TV, 8.16%, (21.06% - 30-day SOFR Average x 3.00), 8/25/55(5)	966	1,007,777
Series 5575, Class TA, 8.25%, (21.15% - 30-day SOFR Average x 3.00), 9/25/55(5)	976	1,020,736
Series 5592, Class TE, 7.20%, (21.30% - 30-day SOFR Average x 3.00), 10/25/55(5)	498	517,290
Interest Only:(6)
Series 362, Class C7, 3.50%, 9/15/47	847	164,432
Series 2631, Class DS, 2.752%, (6.986% - 30-day SOFR Average), 6/15/33(5)	9	24
Series 2770, Class SH, 2.752%, (6.986% - 30-day SOFR Average), 3/15/34(5)	316	30,618
Series 2981, Class CS, 2.372%, (6.606% - 30-day SOFR Average), 5/15/35(5)	156	9,481
Series 3114, Class TS, 2.302%, (6.536% - 30-day SOFR Average), 9/15/30(5)	158	5,063
Series 3339, Class JI, 2.242%, (6.476% - 30-day SOFR Average), 7/15/37(5)	549	44,448
Series 4109, Class ES, 1.802%, (6.036% - 30-day SOFR Average), 12/15/41(5)	31	3,500
Series 4163, Class GS, 1.852%, (6.086% - 30-day SOFR Average), 11/15/32(5)	853	53,520
Series 4169, Class AS, 1.902%, (6.136% - 30-day SOFR Average), 2/15/33(5)	391	25,001
Series 4203, Class QS, 1.902%, (6.136% - 30-day SOFR Average), 5/15/43(5)	490	37,091
Series 4370, Class IO, 3.50%, 9/15/41	12	69
Series 4497, Class CS, 1.852%, (6.086% - 30-day SOFR Average), 9/15/44(5)	103	3,231
Series 4507, Class EI, 4.00%, 8/15/44	563	59,267
Series 4629, Class QI, 3.50%, 11/15/46	426	76,818
Series 4644, Class TI, 3.50%, 1/15/45	329	41,278
Series 4744, Class IO, 4.00%, 11/15/47	404	82,563
Series 4749, Class IL, 4.00%, 12/15/47	316	64,572
Series 4768, Class IO, 4.00%, 3/15/48	376	76,834
Series 4772, Class PI, 4.00%, 1/15/48	273	54,474
Series 4966, Class SY, 1.753%, (5.936% - 30-day SOFR Average), 4/25/50(5)	1,512	203,579
Principal Only:(7)
Series 3309, Class DO, 0.00%, 4/15/37	310	253,894
Series 4478, Class PO, 0.00%, 5/15/45	149	111,534
Federal National Mortgage Association:
Series 1997-38, Class N, 8.00%, 5/20/27	13	12,875
Series 2007-74, Class AC, 5.00%, 8/25/37	315	317,384

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day SOFR Average x 10.00, Cap 6.00%), 6/25/41(5)	$99	$ 98,404
Series 2012-134, Class ZT, 2.00%, 12/25/42	452	328,205
Series 2013-6, Class TA, 1.50%, 1/25/43	172	155,123
Series 2015-74, Class SL, 0.00%, (2.282% - 30-day SOFR Average x 0.587, Floor 0.00%), 10/25/45(5)	867	543,282
Series 2017-15, Class LE, 3.00%, 6/25/46	33	32,168
Series 2025-16, Class NA, 7.333%, (30-day SOFR Average + 3.15%), 1/25/55(2)	885	892,521
Series 2025-85, Class TH, 7.20%, (21.30% - 30-day SOFR Average x 3.00), 10/25/55(5)	995	1,031,488
Interest Only:(6)
Series 2004-46, Class SI, 1.703%, (5.886% - 30-day SOFR Average), 5/25/34(5)	139	5,440
Series 2005-17, Class SA, 2.403%, (6.586% - 30-day SOFR Average), 3/25/35(5)	301	26,743
Series 2006-42, Class PI, 2.293%, (6.476% - 30-day SOFR Average), 6/25/36(5)	390	29,964
Series 2006-44, Class IS, 2.303%, (6.486% - 30-day SOFR Average), 6/25/36(5)	375	32,354
Series 2007-50, Class LS, 2.153%, (6.336% - 30-day SOFR Average), 6/25/37(5)	334	32,581
Series 2008-26, Class SA, 1.903%, (6.086% - 30-day SOFR Average), 4/25/38(5)	419	37,331
Series 2008-61, Class S, 1.803%, (5.986% - 30-day SOFR Average), 7/25/38(5)	567	33,245
Series 2010-109, Class PS, 2.303%, (6.486% - 30-day SOFR Average), 10/25/40(5)	610	48,807
Series 2010-147, Class KS, 1.653%, (5.836% - 30-day SOFR Average), 1/25/41(5)	563	22,441
Series 2012-52, Class AI, 3.50%, 8/25/26	0 (8)	0
Series 2012-118, Class IN, 3.50%, 11/25/42	953	180,295
Series 2012-150, Class PS, 1.853%, (6.036% - 30-day SOFR Average), 1/25/43(5)	1,559	172,762
Series 2012-150, Class SK, 1.853%, (6.036% - 30-day SOFR Average), 1/25/43(5)	623	72,344
Series 2013-23, Class CS, 1.953%, (6.136% - 30-day SOFR Average), 3/25/33(5)	391	25,354
Series 2014-32, Class EI, 4.00%, 6/25/44	162	30,008
Series 2014-55, Class IN, 3.50%, 7/25/44	342	63,228
Series 2014-80, Class BI, 3.00%, 12/25/44	805	128,659
Series 2014-89, Class IO, 3.50%, 1/25/45	262	49,490
Series 2015-14, Class KI, 3.00%, 3/25/45	650	103,257
Series 2015-52, Class MI, 3.50%, 7/25/45	318	60,076
Series 2015-57, Class IO, 3.00%, 8/25/45	1,247	204,334
Series 2015-93, Class BS, 1.853%, (6.036% - 30-day SOFR Average), 8/25/45(5)	336	26,709
Series 2018-21, Class IO, 3.00%, 4/25/48	642	106,534
Series 2020-23, Class SP, 1.753%, (5.936% - 30-day SOFR Average), 2/25/50(5)	1,184	159,783
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-45, Class IJ, 2.50%, 7/25/50	$1,613	$ 235,979
Principal Only:(7) Series 2006-8, Class WQ, 0.00%, 3/25/36	273	230,353
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.047%, (30-day SOFR Average + 3.864%), 3/25/50(1)(2)	866	882,641
Government National Mortgage Association:
Series 2022-189, Class US, 7.393%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(5)	210	231,430
Series 2023-56, Class ZE, 6.00%, 4/20/53	1,161	1,206,122
Series 2023-96, Class BL, 6.00%, 7/20/53	1,000	1,039,181
Series 2023-97, Class CB, 6.00%, 7/20/53	1,000	1,031,732
Series 2023-115, Class AL, 6.00%, 8/20/53	500	519,334
Series 2023-149, Class S, 8.899%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(5)	556	620,457
Series 2023-164, Class EL, 6.00%, 11/20/53	1,000	1,037,409
Series 2023-165, Class DY, 6.00%, 11/20/53	1,000	1,030,733
Series 2023-165, Class EY, 6.50%, 11/20/53	2,000	2,094,873
Series 2023-173, Class AX, 6.00%, 11/20/53	1,000	1,037,416
Series 2023-182, Class EL, 6.00%, 12/20/53	1,000	1,036,320
Series 2025-139, Class MT, 7.484%, (30-day SOFR Average + 3.30%), 4/20/55(2)	982	1,002,413
Interest Only:(6)
Series 2017-121, Class DS, 0.355%, (4.386% - 1 mo. SOFR), 8/20/47(5)	648	28,866
Series 2020-146, Class IQ, 2.00%, 10/20/50	4,772	587,992
Series 2021-131, Class QI, 3.00%, 7/20/51	2,562	322,822
Series 2021-193, Class IU, 3.00%, 11/20/49	5,057	712,023
Series 2021-209, Class IW, 3.00%, 11/20/51	3,832	511,264
JPM Lending Facility, 10.984%, (SOFR + 7.00%), 7/15/29(2)	1,238	1,248,635
Total Collateralized Mortgage Obligations (identified cost $45,057,333)		$ 36,685,134

Commercial Mortgage-Backed Securities — 6.6%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(4)	$795	$ 674,949
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(4)	1,605	1,293,409
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.546%, 2/15/50(1)(4)	700	493,527
COMM Mortgage Trust, Series 2013-CR11, Class D, 4.466%, 8/10/50(1)(4)	2,218	2,155,098

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Fontainebleau Miami Beach Mortgage Trust, Series 2024-FBLU, Class G, 9.682%, (1 mo. SOFR + 5.65%), 12/15/39(1)(2)	$500	$ 507,436
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class D, 4.51%, 9/15/47(1)(4)	480	330,010
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(9)	1,000	763,709
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(4)(9)	250	209,438
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(9)	1,227	787,706
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 3.929%, 4/10/46(1)(4)	848	789,096
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.852%, 11/15/48	922	795,806
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,000	947,282
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	500	378,472
Total Commercial Mortgage-Backed Securities (identified cost $10,314,991)		$ 10,125,938

Common Stocks — 0.8%
Security	Shares	Value
Commercial Services & Supplies — 0.0%†
Monitronics International, Inc.(10)(11)	2,596	$ 36,344
		$ 36,344
Electronic Equipment, Instruments & Components — 0.1%
Luxco Co. Ltd.(10)(11)	914	$ 15,334
Range Red Acquisitions LLC, Class A1(10)(11)(12)	74	147,196
		$ 162,530
Electronics/Electrical — 0.0%†
Skillsoft Corp.(10)(11)	585	$ 7,681
		$ 7,681
Health Care — 0.1%
Akorn Holding Co. LLC(10)(11)(12)	6,053	$ 0
Cano Health, Inc.(10)(11)	3,285	9,239
Envision Parent, Inc.(10)(11)	10,840	167,115
		$ 176,354
Household Durables — 0.1%
Serta Simmons Bedding, Inc.(10)(11)	17,110	$ 161,689
Security	Shares	Value
Household Durables (continued)
Serta SSB Equipment Co.(10)(11)(12)	17,110	$ 0
		$ 161,689
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(10)(11)	1,179	$ 103,163
		$ 103,163
Oil and Gas — 0.0%
AFG Holdings, Inc.(10)(11)(12)	3,122	$ 0
		$ 0
Pharmaceuticals — 0.4%
Mallinckrodt International Finance SA(10)(11)	5,076	$ 522,828
Mallinckrodt PLC(10)	63	6,489
		$ 529,317
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(10)(11)(12)	79	$ 0
		$ 0
Telecommunications — 0.0%
Anuvu (10)(11)(12)	3,588	$ 0
		$ 0
Total Common Stocks (identified cost $1,183,131)		$ 1,177,078

Corporate Bonds — 15.3%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.5%
Bombardier, Inc.:
7.25%, 7/1/31(1)	$150	$ 159,401
7.875%, 4/15/27(1)	8	8,032
TransDigm, Inc.:
4.625%, 1/15/29	150	147,652
4.875%, 5/1/29	250	247,938
6.625%, 3/1/32(1)	200	207,066
		$ 770,089
Automotive — 0.3%
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	$197	$ 189,863

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Automotive (continued)
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)	$75	$ 44,925
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	200	194,655
		$ 429,443
Building and Development — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, 4/1/30(1)	$50	$ 47,199
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.625%, 12/15/30(1)	159	163,656
LBM Acquisition LLC, 9.50%, 6/15/31(1)	100	104,750
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)	192	191,513
		$ 507,118
Building Materials — 0.7%
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	$500	$ 473,435
Quikrete Holdings, Inc., 6.75%, 3/1/33(1)	370	385,336
Standard Industries, Inc., 3.375%, 1/15/31(1)	200	182,279
		$ 1,041,050
Business Equipment and Services — 0.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	$250	$ 250,460
Allied Universal Holdco LLC, 7.875%, 2/15/31(1)	100	104,225
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 6/1/29(1)	200	195,695
		$ 550,380
Cable and Satellite Television — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.75%, 3/1/30(1)	$408	$ 388,218
5.125%, 5/1/27(1)	200	198,972
		$ 587,190
Chemicals — 0.1%
Calderys Financing LLC, 11.25%, 6/1/28(1)	$200	$ 211,555
		$ 211,555
Chemicals and Plastics — 0.3%
Celanese U.S. Holdings LLC:
6.665%, 7/15/27	$200	$ 205,434
7.20%, 11/15/33	32	32,839
Valvoline, Inc., 3.625%, 6/15/31(1)	200	182,616
		$ 420,889
Security	Principal Amount (000's omitted)	Value
Commercial Services — 0.8%
APi Group DE, Inc., 4.75%, 10/15/29(1)	$300	$ 294,194
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)	200	212,626
Korn Ferry, 4.625%, 12/15/27(1)	286	283,946
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)	241	238,614
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)	208	217,594
		$ 1,246,974
Computers — 0.4%
Fortress Intermediate 3, Inc., 7.50%, 6/1/31(1)	$150	$ 156,599
Insight Enterprises, Inc., 6.625%, 5/15/32(1)	100	102,462
McAfee Corp., 7.375%, 2/15/30(1)	121	110,930
Seagate Data Storage Technology Pte. Ltd., 9.625%, 12/1/32(1)	200	228,213
		$ 598,204
Distribution & Wholesale — 0.5%
Performance Food Group, Inc., 5.50%, 10/15/27(1)	$322	$ 322,375
RB Global Holdings, Inc., 6.75%, 3/15/28(1)	200	204,461
Windsor Holdings III LLC, 8.50%, 6/15/30(1)	200	211,385
		$ 738,221
Diversified Financial Services — 0.1%
Hightower Holding LLC, 9.125%, 1/31/30(1)	$100	$ 107,685
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)	100	94,086
		$ 201,771
Diversified Telecommunication Services — 0.1%
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	$200	$ 186,044
		$ 186,044
Ecological Services and Equipment — 0.3%
GFL Environmental, Inc., 4.75%, 6/15/29(1)	$238	$ 235,696
Wrangler Holdco Corp., 6.625%, 4/1/32(1)	200	209,185
		$ 444,881
Electric Utilities — 0.7%
Alpha Generation LLC, 6.75%, 10/15/32(1)	$200	$ 205,704
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.375%, 2/15/32(1)	200	202,200
WESCO Distribution, Inc.:
6.375%, 3/15/29(1)	393	406,527
6.625%, 3/15/32(1)	93	97,320

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Electric Utilities (continued)
XPLR Infrastructure Operating Partners LP, 4.50%, 9/15/27(1)	$200	$ 196,040
		$ 1,107,791
Electronics/Electrical — 0.4%
Imola Merger Corp., 4.75%, 5/15/29(1)	$391	$ 385,747
Sensata Technologies, Inc., 4.375%, 2/15/30(1)	189	182,451
		$ 568,198
Energy — 0.1%
Sunoco LP, 7.25%, 5/1/32(1)	$191	$ 201,530
		$ 201,530
Engineering & Construction — 0.3%
TopBuild Corp., 4.125%, 2/15/32(1)	$150	$ 141,379
VM Consolidated, Inc., 5.50%, 4/15/29(1)	364	361,005
		$ 502,384
Entertainment — 0.4%
Allwyn Entertainment Financing U.K. PLC, 7.875%, 4/30/29(1)	$200	$ 207,605
Caesars Entertainment, Inc.:
6.50%, 2/15/32(1)	134	135,200
7.00%, 2/15/30(1)	200	205,909
Churchill Downs, Inc., 5.75%, 4/1/30(1)	100	100,417
		$ 649,131
Food Service — 0.4%
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/30(1)	$212	$ 200,747
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(1)	250	249,100
7.625%, 7/1/29(1)	212	220,746
		$ 670,593
Health Care — 1.4%
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	$139	$ 133,619
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)	43	45,408
IQVIA, Inc., 5.00%, 5/15/27(1)	300	300,105
LifePoint Health, Inc., 5.375%, 1/15/29(1)	210	203,803
Medline Borrower LP, 5.25%, 10/1/29(1)	700	697,795
Security	Principal Amount (000's omitted)	Value
Health Care (continued)
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	$391	$ 361,027
Option Care Health, Inc., 4.375%, 10/31/29(1)	400	386,356
		$ 2,128,113
Health Care Technology — 0.2%
athenahealth Group, Inc., 6.50%, 2/15/30(1)	$302	$ 295,923
		$ 295,923
Home Furnishings — 0.1%
Somnigroup International, Inc., 3.875%, 10/15/31(1)	$216	$ 199,879
		$ 199,879
Industrial Equipment — 0.0%†
Madison IAQ LLC, 5.875%, 6/30/29(1)	$83	$ 81,404
		$ 81,404
Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
5.875%, 11/1/29(1)	$200	$ 199,604
6.75%, 10/15/27(1)	100	100,448
7.00%, 1/15/31(1)	87	90,193
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)	92	95,156
		$ 485,401
Internet Software & Services — 0.3%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	$85	$ 83,122
Cars.com, Inc., 6.375%, 11/1/28(1)	187	186,401
Snap, Inc., 6.875%, 3/1/33(1)	151	154,575
		$ 424,098
Iron & Steel — 0.1%
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	$150	$ 146,699
		$ 146,699
Leisure Goods/Activities/Movies — 0.2%
Acushnet Co., 7.375%, 10/15/28(1)	$87	$ 90,345
Cinemark USA, Inc., 5.25%, 7/15/28(1)	100	99,607
NCL Corp. Ltd., 7.75%, 2/15/29(1)	100	107,021
		$ 296,973

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Lodging and Casinos — 0.3%
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(1)	$400	$ 414,390
		$ 414,390
Machinery — 0.1%
ESAB Corp., 6.25%, 4/15/29(1)	$100	$ 102,461
		$ 102,461
Media — 0.1%
CSC Holdings LLC, 11.25%, 5/15/28(1)	$200	$ 175,673
		$ 175,673
Metals/Mining — 0.4%
Arsenal AIC Parent LLC, 8.00%, 10/1/30(1)	$200	$ 212,720
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	30	30,175
Constellium SE, 3.75%, 4/15/29(1)	250	238,881
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	150	149,716
		$ 631,492
Nonferrous Metals/Minerals — 0.1%
Eldorado Gold Corp., 6.25%, 9/1/29(1)	$150	$ 150,420
		$ 150,420
Oil and Gas — 1.7%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(1)	$285	$ 295,924
Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	90	90,350
Permian Resources Operating LLC:
6.25%, 2/1/33(1)	100	101,846
8.00%, 4/15/27(1)	100	101,440
Petroleos de Venezuela SA:
5.375%, 4/12/27(13)(14)	528	117,963
5.50%, 4/12/37(13)(14)	194	43,337
6.00%, 10/28/22(13)(14)	352	69,556
6.00%, 5/16/24(13)(14)	429	95,905
6.00%, 11/15/26(13)(14)	204	45,483
8.50%, 10/20/27	240	272,400
9.00%, 11/17/21(13)(14)	319	72,390
9.75%, 5/17/35(13)(14)	308	75,022
12.75%, 2/17/22(13)(14)	294	78,071
Petroleos Mexicanos:
6.75%, 9/21/47	300	248,695
6.84%, 1/23/30	455	467,325
Security	Principal Amount (000's omitted)	Value
Oil and Gas (continued)
Petronas Capital Ltd.:
2.48%, 1/28/32(14)	$250	$ 224,939
4.55%, 4/21/50(14)	200	178,608
		$ 2,579,254
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	$244	$ 183,536
		$ 183,536
Pipelines — 0.3%
NGL Energy Operating LLC/NGL Energy Finance Corp.:
8.125%, 2/15/29(1)	$27	$ 27,658
8.375%, 2/15/32(1)	42	42,982
Venture Global LNG, Inc.:
8.125%, 6/1/28(1)	150	154,612
9.00% to 9/30/29(1)(15)(16)	206	192,739
9.875%, 2/1/32(1)	59	63,058
		$ 481,049
Publishing — 0.2%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)	$134	$ 133,827
8.00%, 8/1/29(1)	200	201,758
		$ 335,585
Radio and Television — 0.2%
Clear Channel Outdoor Holdings, Inc.:
7.50%, 3/15/33(1)	$60	$ 62,799
7.75%, 4/15/28(1)	63	62,575
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 8/15/27(1)	150	149,503
		$ 274,877
Real Estate Investment Trusts (REITs) — 0.1%
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)	$90	$ 95,243
		$ 95,243
Retail — 0.3%
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	$400	$ 388,366
		$ 388,366

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Software — 0.2%
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)	$97	$ 97,793
9.00%, 9/30/29(1)	195	201,863
		$ 299,656
Software and Services — 0.2%
Fair Isaac Corp., 4.00%, 6/15/28(1)	$250	$ 245,574
		$ 245,574
Telecommunications — 0.2%
Ciena Corp., 4.00%, 1/31/30(1)	$86	$ 82,731
Zegona Finance PLC, 8.625%, 7/15/29(1)	200	213,096
		$ 295,827
Utilities — 0.7%
Calpine Corp.:
4.50%, 2/15/28(1)	$250	$ 249,546
4.625%, 2/1/29(1)	350	348,072
NRG Energy, Inc., 5.75%, 1/15/34(1)	29	29,224
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	70	69,785
Vistra Operations Co. LLC, 6.875%, 4/15/32(1)	320	336,354
		$ 1,032,981
Total Corporate Bonds (identified cost $22,035,389)		$ 23,378,310

Preferred Stocks — 0.1%
Security	Shares	Value
Beverages — 0.1%
Citybrewing Topco LLC(10)(11)(12)	5,554	$ 44,432
		$ 44,432
Pharmaceuticals — 0.0%
Mallinckrodt PLC(10)(11)(12)	231,282,864	$ 0
		$ 0
Technology — 0.0%†
Cohesity Global, Inc.:
Series G(10)	870	$ 21,098
Security	Shares	Value
Technology (continued)
Cohesity Global, Inc.: (continued)
Series G1(10)	601	$ 14,499
		$ 35,597
Total Preferred Stocks (identified cost $79,070)		$ 80,029

Senior Floating-Rate Loans — 24.5%(17)
Borrower/Description	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.1%
Air Comm Corp. LLC:
Term Loan, 6.715% - 6.74%, (1 mo. USD Term SOFR + 2.75%, 3 mo. USD Term SOFR + 2.75%), 12/11/31	190	$ 190,307
Term Loan, 12/11/31(18)	9	9,254
		$ 199,561
Apparel & Luxury Goods — 0.2%
Gloves Buyer, Inc., Term Loan, 7.965%, (1 mo. USD Term SOFR + 4.00%), 5/21/32	275	$ 271,734
		$ 271,734
Auto Components — 0.7%
Adient U.S. LLC, Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 1/31/31	78	$ 78,384
Autokiniton U.S. Holdings, Inc., Term Loan, 8.079%, (1 mo. USD Term SOFR + 4.00%), 4/6/28	168	161,562
Clarios Global LP, Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 5/6/30	322	322,260
DexKo Global, Inc., Term Loan, 7.829%, (1 mo. USD Term SOFR + 3.75%), 10/4/28	121	119,021
Garrett LX I SARL, Term Loan, 5.84%, (3 mo. USD Term SOFR + 2.00%), 1/30/32	89	89,497
RealTruck Group, Inc.:
Term Loan, 7.829%, (1 mo. USD Term SOFR + 3.75%), 1/31/28	191	168,319
Term Loan, 9.079%, (1 mo. USD Term SOFR + 5.00%), 1/31/28	99	87,665
		$ 1,026,708
Automobiles — 0.7%
Bombardier Recreational Products, Inc., Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 1/22/31	755	$ 755,476

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Automobiles (continued)
MajorDrive Holdings IV LLC:
Term Loan, 8.263%, (3 mo. USD Term SOFR + 4.00%), 6/1/28	72	$ 69,905
Term Loan, 9.652%, (3 mo. USD Term SOFR + 5.50%), 6/1/29	217	213,507
		$ 1,038,888
Beverages — 0.2%
Arterra Wines Canada, Inc., Term Loan, 7.763%, (3 mo. USD Term SOFR + 3.50%), 11/24/27	143	$ 139,348
City Brewing Co. LLC, Term Loan, 11.198%, (3 mo. USD Term SOFR + 7.00%), 9/30/30	11	4,331
Sazerac Co., Inc., Term Loan, 6.58%, (1 mo. USD Term SOFR + 2.50%), 7/9/32	150	150,984
		$ 294,663
Broadline Retail — 0.2%
Peer Holding III BV:
Term Loan, 6.502%, (3 mo. USD Term SOFR + 2.50%), 10/28/30	148	$ 148,558
Term Loan, 6.502%, (3 mo. USD Term SOFR + 2.50%), 7/1/31	174	174,621
		$ 323,179
Building Products — 0.2%
LBM Acquisition LLC, Term Loan, 9.031%, (1 mo. USD Term SOFR + 5.00%), 6/6/31	100	$ 99,571
MI Windows & Doors LLC, Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 3/28/31	173	173,303
Oscar AcquisitionCo LLC, Term Loan, 8.252%, (3 mo. USD Term SOFR + 4.25%), 4/29/29	121	109,580
		$ 382,454
Capital Markets — 0.3%
Advisor Group, Inc., Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 7/30/32	251	$ 252,136
Aretec Group, Inc., Term Loan, 7.465%, (1 mo. USD Term SOFR + 3.50%), 8/9/30	162	162,264
Franklin Square Holdings LP, Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 4/25/31	123	123,283
		$ 537,683
Chemicals — 0.8%
Aruba Investments Holdings LLC, Term Loan, 8.065%, (1 mo. USD Term SOFR + 4.00%), 11/24/27	96	$ 89,908
Borrower/Description	Principal Amount* (000's omitted)	Value
Chemicals (continued)
INEOS U.S. Finance LLC:
Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 2/7/31	74	$ 63,326
Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 2/18/30	264	227,253
Lonza Group AG, Term Loan, 8.027%, (3 mo. USD Term SOFR + 3.93%), 7/3/28	264	235,304
Nouryon Finance BV, Term Loan, 7.036%, (6 mo. USD Term SOFR + 3.25%), 4/3/28	157	157,186
Olympus Water U.S. Holding Corp., Term Loan, 7.002%, (3 mo. USD Term SOFR + 3.00%), 6/20/31	319	316,483
Tronox Finance LLC, Term Loan, 6.465% - 6.502%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 9/30/31	207	148,777
		$ 1,238,237
Commercial Services & Supplies — 0.8%
Albion Financing 3 SARL, Term Loan, 7.215%, (3 mo. USD Term SOFR + 3.00%), 5/21/31	217	$ 218,270
EnergySolutions LLC, Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 9/20/30	121	121,997
Garda World Security Corp., Term Loan, 7.048%, (1 mo. USD Term SOFR + 3.00%), 2/1/29	167	167,575
Gategroup Fin Luxembourg SA, Term Loan, 6/10/32(19)	75	75,360
GFL Environmental, Inc., Term Loan, 6.671%, (3 mo. USD Term SOFR + 2.50%), 3/3/32	175	175,306
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 7.663%, (1 mo. USD Term SOFR + 3.50%), 12/2/31	274	276,283
Monitronics International, Inc., Term Loan, 11.763%, (3 mo. USD Term SOFR + 7.50%), 6/30/28	119	119,191
Prime Security Services Borrower LLC, Term Loan, 6.129%, (6 mo. USD Term SOFR + 2.00%), 10/13/30	111	111,125
		$ 1,265,107
Construction Materials — 0.1%
Quikrete Holdings, Inc., Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 2/10/32	199	$ 199,467
		$ 199,467
Consumer Finance — 0.1%
CPI Holdco B LLC, Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 5/19/31	149	$ 148,593
		$ 148,593

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Consumer Staples Distribution & Retail — 0.1%
Boots Group Bidco Ltd., Term Loan, 7.705%, (3 mo. USD Term SOFR + 3.50%), 8/30/32		175	$ 175,984
			$ 175,984
Containers & Packaging — 0.3%
Berlin Packaging LLC, Term Loan, 7.235% - 7.384%, (1 mo. USD Term SOFR + 3.25%, 3 mo. USD Term SOFR + 3.25%), 6/7/31		169	$ 169,369
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.14%, (1 mo. USD Term SOFR + 3.18%), 4/13/29		61	61,032
Pregis TopCo Corp., Term Loan, 7.965%, (1 mo. USD Term SOFR + 4.00%), 2/1/29		94	95,005
Proampac PG Borrower LLC, Term Loan, 7.905% - 8.195%, (3 mo. USD Term SOFR + 4.00%), 9/15/28		172	172,168
			$ 497,574
Distributors — 0.1%
Parts Europe SA, Term Loan, 5.004%, (3 mo. EURIBOR + 3.00%), 2/3/31	EUR	200	$ 232,523
			$ 232,523
Diversified Consumer Services — 0.2%
KUEHG Corp., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 6/12/30		154	$ 153,355
Wand NewCo 3, Inc., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 1/30/31		140	140,239
			$ 293,594
Diversified Telecommunication Services — 0.2%
Altice France SA, Term Loan, 10.86%, (3 mo. USD Term SOFR + 6.88%), 5/31/31		156	$ 155,565
Anuvu Holdings 2 LLC, Term Loan, 12.376%, (3 mo. USD Term SOFR + 8.25%), 3/23/26(12)		88	1,620
Virgin Media Bristol LLC, Term Loan, 7.397%, (1 mo. USD Term SOFR + 3.25%), 1/31/29		175	174,927
			$ 332,112
Electric Utilities — 0.4%
Kohler Energy Co. LLC, Term Loan, 7.752%, (3 mo. USD Term SOFR + 3.75%), 5/1/31		298	$ 299,032
MRP Buyer LLC:
Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 6/4/32		222	218,401
Borrower/Description	Principal Amount* (000's omitted)	Value
Electric Utilities (continued)
MRP Buyer LLC: (continued)
Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 6/4/32(18)	28	$ 27,796
		$ 545,229
Electrical Equipment — 0.6%
Nvent Electric PLC, Term Loan, 7.155%, (1 mo. USD Term SOFR + 3.00%), 1/30/32	150	$ 150,397
WEC U.S. Holdings Ltd., Term Loan, 6.384%, (1 mo. USD Term SOFR + 2.25%), 1/27/31	749	752,040
		$ 902,437
Electronic Equipment, Instruments & Components — 0.5%
Chamberlain Group, Inc., Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 9/8/32	414	$ 415,681
Creation Technologies, Inc., Term Loan, 9.696%, (3 mo. USD Term SOFR + 5.50%), 10/5/28	145	144,569
Range Red Operating, Inc.:
Term Loan, 12.401%, (3 mo. USD Term SOFR + 8.00%), 10/1/29	27	26,968
Term Loan - Second Lien, 12.401%, (3 mo. USD Term SOFR + 8.00%), 10/1/29	113	113,128
Verifone Systems, Inc., Term Loan, 9.352%, (3 mo. USD Term SOFR + 5.25%), 8/18/28	77	73,943
		$ 774,289
Energy Equipment & Services — 0.1%
Ameriforge Group, Inc.:
Term Loan, 15.092%, (1 mo. USD Term SOFR + 11.00%), 4.092% Cash, 11.00% PIK, 12/31/25(12)	14	$ 912
Term Loan, 15.092%, (1 mo. USD Term SOFR + 11.00%), 4.092% Cash, 11.00% PIK, 12/31/25(12)	123	7,900
PG Investment Co. 59 SARL, Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 3/26/31	149	149,264
		$ 158,076
Engineering & Construction — 0.3%
American Residential Services LLC, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 2/2/32	96	$ 95,521
Azuria Water Solutions, Inc., Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 5/17/28	72	72,566
Northstar Group Services, Inc., Term Loan, 8.59%, (3 mo. USD Term SOFR + 4.75%), 5/31/30	223	224,786
		$ 392,873

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment — 0.1%
Pretzel Parent, Inc., Term Loan, 8.465%, (1 mo. USD Term SOFR + 4.50%), 10/1/31		124	$ 124,173
Vue Entertainment International Ltd., Term Loan, 10.603%, (6 mo. EURIBOR + 8.50%), 2.203% Cash, 8.40% PIK, 12/31/27	EUR	3	2,016
			$ 126,189
Financial Services — 0.4%
NCR Atleos LLC, Term Loan, 7.026%, (3 mo. USD Term SOFR + 3.00%), 4/16/29		85	$ 85,511
Planet U.S. Buyer LLC, Term Loan, 7.198%, (3 mo. USD Term SOFR + 3.00%), 2/7/31		173	173,933
Synechron, Inc., Term Loan, 7.715%, (1 mo. USD Term SOFR + 3.75%), 10/3/31		124	121,577
Walker & Dunlop, Inc., Term Loan, 6.031%, (1 mo. USD Term SOFR + 2.00%), 3/14/32		100	99,624
WEX, Inc., Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 3/5/32		100	99,355
			$ 580,000
Food Products — 0.4%
Froneri Lux Finco SARL, Term Loan, 6.197%, (6 mo. USD Term SOFR + 2.00%), 9/30/31		286	$ 284,149
Newly Weds Foods, Inc., Term Loan, 6.281%, (1 mo. USD Term SOFR + 2.25%), 3/15/32		150	149,625
POP Bidco SAS, Term Loan, 6.333%, (6 mo. EURIBOR + 4.25%), 11/26/31	EUR	150	174,645
			$ 608,419
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp., Term Loan, 8.215%, (1 mo. USD Term SOFR + 4.25%), 1/15/31		110	$ 110,825
Journey Personal Care Corp., Term Loan, 7.715%, (1 mo. USD Term SOFR + 3.75%), 3/1/28		118	115,253
			$ 226,078
Health Care Providers & Services — 1.5%
AEA International Holdings (Lux) SARL, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 9/7/28		144	$ 144,437
Cano Health LLC, Term Loan, 13.502%, (3 mo. USD Term SOFR + 9.50%), 6/28/29		16	13,427
CNT Holdings I Corp., Term Loan, 6.09%, (3 mo. USD Term SOFR + 2.25%), 11/8/32		96	96,071
Electron BidCo, Inc., Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 11/1/28		121	121,906
Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Providers & Services (continued)
Ensemble RCM LLC, Term Loan, 6.84%, (3 mo. USD Term SOFR + 3.00%), 8/1/29	227	$ 228,202
Hanger, Inc.:
Term Loan, 7.465%, (1 mo. USD Term SOFR + 3.50%), 10/23/31	154	154,861
Term Loan, 7.465%, (1 mo. USD Term SOFR + 3.50%), 10/23/31(18)	20	20,024
IVC Acquisition Ltd., Term Loan, 7.752%, (3 mo. USD Term SOFR + 3.75%), 12/12/28	147	148,191
National Mentor Holdings, Inc.:
Term Loan, 7.815% - 7.852%, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 3/2/28	312	303,954
Term Loan, 7.852%, (3 mo. USD Term SOFR + 3.75%), 3/2/28	9	9,228
Pacific Dental Services LLC, Term Loan, 6.537%, (1 mo. USD Term SOFR + 2.50%), 3/15/31	173	173,299
Phoenix Guarantor, Inc., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 2/21/31	227	227,506
Raven Acquisition Holdings LLC:
Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 11/19/31	186	185,999
Term Loan, 11/19/31(18)	13	13,352
Reverb Buyer, Inc., Term Loan, 7.44%, (3 mo. USD Term SOFR + 3.50%), 11/1/28	193	144,882
Select Medical Corp., Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 12/3/31	124	124,528
Surgery Center Holdings, Inc., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 12/19/30	192	192,927
		$ 2,302,794
Health Care Technology — 0.4%
Imprivata, Inc., Term Loan, 7.002%, (3 mo. USD Term SOFR + 3.00%), 12/1/27	192	$ 193,621
PointClickCare Technologies, Inc., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 11/3/31	96	96,393
Project Ruby Ultimate Parent Corp., Term Loan, 6.829%, (1 mo. USD Term SOFR + 2.75%), 3/10/28	168	168,661
Symplr Software, Inc., Term Loan, 8.44%, (3 mo. USD Term SOFR + 4.50%), 12/22/27	107	94,550
		$ 553,225
Hotels, Restaurants & Leisure — 1.8%
1011778 BC Unlimited Liability Co., Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 9/20/30	832	$ 830,476

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc., Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 2/6/31	320	$ 317,924
Fertitta Entertainment LLC, Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 1/27/29	221	221,193
Flutter Financing BV, Term Loan, 5.752%, (3 mo. USD Term SOFR + 1.75%), 11/30/30	442	440,909
Horizon U.S. Finco LP, Term Loan, 8.198%, (6 mo. USD Term SOFR + 4.50%), 10/31/31	174	165,060
IRB Holding Corp., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 12/15/27	240	240,725
Ontario Gaming GTA LP, Term Loan, 8.24%, (3 mo. USD Term SOFR + 4.25%), 8/1/30	178	167,381
SeaWorld Parks & Entertainment, Inc., Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 12/4/31	120	119,946
Turquoise Topco Ltd., Term Loan, 7/31/32(19)	125	123,646
Voyager Parent LLC, Term Loan, 8.752%, (3 mo. USD Term SOFR + 4.75%), 7/1/32	100	100,131
		$ 2,727,391
Household Durables — 0.4%
PHRG Intermediate LLC, Term Loan, 8.002%, (3 mo. USD Term SOFR + 4.00%), 2/20/32	125	$ 121,961
Serta Simmons Bedding LLC:
Term Loan, 11.484%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	27	27,127
Term Loan, 11.616%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	250	235,207
Somnigroup International, Inc., Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 10/24/31	174	175,364
		$ 559,659
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 8.002%, (3 mo. USD Term SOFR + 4.00%), 7/8/31	223	$ 162,967
		$ 162,967
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Co. LP, Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 7/31/30	159	$ 159,235
Invenergy Thermal Operating I LLC:
Term Loan, 7.734%, (3 mo. USD Term SOFR + 3.50%), 5/17/32	109	110,224
Term Loan, 7.734%, (3 mo. USD Term SOFR + 3.50%), 5/17/32	8	7,880
		$ 277,339
Borrower/Description	Principal Amount* (000's omitted)	Value
Insurance — 1.4%
Alera Group, Inc., Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 5/31/32	225	$ 226,396
Alliant Holdings Intermediate LLC, Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 9/19/31	120	120,066
AmWINS Group, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 1/30/32	596	596,960
Broadstreet Partners, Inc., Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 6/13/31	148	148,681
HUB International Ltd., Term Loan, 6.12%, (3 mo. USD Term SOFR + 2.25%), 6/20/30	459	461,094
Ryan Specialty Group LLC, Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 9/15/31	149	149,294
USI, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 11/21/29	369	369,599
		$ 2,072,090
Interactive Media & Services — 0.2%
X Corp., Term Loan, 10.34%, (3 mo. USD Term SOFR + 6.50%), 10/26/29	263	$ 257,197
		$ 257,197
IT Services — 1.4%
Asurion LLC:
Term Loan, 7.329%, (1 mo. USD Term SOFR + 3.25%), 7/31/27	38	$ 38,254
Term Loan, 8.065%, (1 mo. USD Term SOFR + 4.00%), 8/19/28	216	216,242
Term Loan, 8.215%, (1 mo. USD Term SOFR + 4.25%), 9/19/30	139	138,272
Term Loan - Second Lien, 9.329%, (1 mo. USD Term SOFR + 5.25%), 1/31/28	50	49,117
Endure Digital, Inc., Term Loan, 7.716%, (1 mo. USD Term SOFR + 3.50%), 2/10/28	431	336,083
Gainwell Acquisition Corp., Term Loan, 8.102%, (3 mo. USD Term SOFR + 4.00%), 10/1/27	176	174,382
Go Daddy Operating Co. LLC, Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 11/9/29	477	476,378
Informatica LLC, Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 10/27/28	362	363,458
Iron Mountain, Inc., Term Loan, 5.965%, (1 mo. USD Term SOFR + 2.00%), 1/31/31	116	115,944
Rackspace Finance LLC:
Term Loan, 10.412%, (1 mo. USD Term SOFR + 6.25%), 5/15/28	73	73,908
Term Loan - Second Lien, 6.912%, (1 mo. USD Term SOFR + 2.75%), 5/15/28	114	51,962

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
IT Services (continued)
Sedgwick Claims Management Services, Inc., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 7/31/31	164	$ 164,393
		$ 2,198,393
Life Sciences Tools & Services — 0.1%
Sotera Health Holdings LLC, Term Loan, 6.34%, (3 mo. USD Term SOFR + 2.50%), 5/30/31	94	$ 94,752
		$ 94,752
Machinery — 1.0%
Apex Tool Group LLC:
Term Loan, 9.236%, (1 mo. USD Term SOFR + 5.25%), 4/8/30	72	$ 69,679
Term Loan, 10.086%, (1 mo. USD Term SOFR + 6.00%), 4/8/31	162	103,999
Term Loan, 4/8/30(19)	3	2,938
Term Loan, 4/8/30(19)	47	42,541
Conair Holdings LLC, Term Loan, 7.829%, (1 mo. USD Term SOFR + 3.75%), 5/17/28	216	129,600
CPM Holdings, Inc., Term Loan, 8.634%, (1 mo. USD Term SOFR + 4.50%), 9/28/28	46	45,618
EMRLD Borrower LP:
Term Loan, 6.122%, (6 mo. USD Term SOFR + 2.25%), 8/4/31	124	123,476
Term Loan, 6.449%, (3 mo. USD Term SOFR + 2.25%), 5/31/30	115	114,680
Filtration Group Corp., Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 10/21/28	97	96,993
Gates Global LLC, Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 6/4/31	272	272,432
Icebox Holdco III, Inc., Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 12/22/31	121	121,390
SPX Flow, Inc., Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 4/5/29	140	140,455
TK Elevator Midco GmbH, Term Loan, 7.197%, (6 mo. USD Term SOFR + 3.00%), 4/30/30	313	315,347
		$ 1,579,148
Media — 0.1%
Gray Television, Inc., Term Loan, 7.249%, (1 mo. USD Term SOFR + 3.00%), 12/1/28	78	$ 77,904
Hubbard Radio LLC, Term Loan, 8.465%, (1 mo. USD Term SOFR + 4.50%), 9/30/27	63	31,022
		$ 108,926
Borrower/Description	Principal Amount* (000's omitted)	Value
Metals/Mining — 0.2%
American Consolidated Natural Resources, Inc., Term Loan - Second Lien, 13.00%, 12/11/29(20)	64	$ 63,654
Navoi Mining & Metallurgical Co., Term Loan, 8.63%, (3 mo. USD Term SOFR + 4.76%), 4/23/27	5	5,060
PMHC II, Inc., Term Loan, 8.327%, (3 mo. USD Term SOFR + 4.25%), 4/23/29	80	62,674
Zekelman Industries, Inc., Term Loan, 6.265%, (1 mo. USD Term SOFR + 2.25%), 1/24/31	117	117,774
		$ 249,162
Oil, Gas & Consumable Fuels — 0.4%
Freeport LNG Investments LLLP, Term Loan, 7.12%, (3 mo. USD Term SOFR + 3.25%), 12/21/28	92	$ 91,936
Hilcorp Energy I LP, Term Loan, 6.032%, (1 mo. USD Term SOFR + 2.00%), 2/11/30	100	99,811
Matador Bidco SARL, Term Loan, 8.315%, (1 mo. USD Term SOFR + 4.25%), 7/30/29	131	131,621
Oryx Midstream Services Permian Basin LLC, Term Loan, 6.227%, (1 mo. USD Term SOFR + 2.25%), 10/5/28	144	144,033
UGI Energy Services LLC, Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 2/22/30	214	215,087
		$ 682,488
Pharmaceuticals — 0.1%
Jazz Financing Lux SARL, Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 5/5/28	155	$ 155,245
		$ 155,245
Professional Services — 1.2%
Amspec Parent LLC:
Term Loan, 7.405% - 7.502%, (3 mo. USD Term SOFR + 3.50%), 12/22/31	20	$ 20,149
Term Loan, 7.502%, (3 mo. USD Term SOFR + 3.50%), 12/22/31	130	130,769
Camelot U.S. Acquisition LLC, Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 1/31/31	321	315,622
Citrin Cooperman Advisors LLC, Term Loan, 7.002%, (3 mo. USD Term SOFR + 3.00%), 4/1/32	175	175,328
CoreLogic, Inc., Term Loan, 7.579%, (1 mo. USD Term SOFR + 3.50%), 6/2/28	234	234,730
Employbridge Holding Co.:
Term Loan, 9.502%, (3 mo. USD Term SOFR + 5.50%), 1/19/30	130	84,435
Term Loan - Second Lien, 9.013%, (3 mo. USD Term SOFR + 4.75%), 1/19/30	204	34,880
First Advantage Holdings LLC, Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 10/31/31	196	191,004

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Galaxy Bidco Ltd., Term Loan, 6.042%, (6 mo. EURIBOR + 4.00%), 12/19/29	EUR	75	$ 87,620
Grant Thornton Advisors LLC, Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 6/2/31		173	172,959
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 5.269%, (3 mo. EURIBOR + 3.25%), 7/15/32	EUR	111	128,807
Tempo Acquisition LLC, Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 8/31/28		100	97,418
Trans Union LLC, Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 6/24/31		180	180,494
			$ 1,854,215
Real Estate Management & Development — 0.3%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 1/31/30		342	$ 344,143
Term Loan, 6.715%, (1 mo. USD Term SOFR + 2.75%), 1/31/30		142	142,212
			$ 486,355
Road & Rail — 0.2%
Kenan Advantage Group, Inc., Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 1/25/29		334	$ 329,569
			$ 329,569
Software — 3.9%
Applied Systems, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 2/24/31		664	$ 666,295
Astra Acquisition Corp.:
DIP Loan, 4/1/26(19)		9	9,217
Term Loan, 0.00%, 2/25/28(13)		84	16,452
Term Loan, 0.00%, 10/25/28(13)		119	1,388
Term Loan, 0.00%, 10/25/29(13)		194	5,324
Term Loan, 4/1/26(19)		4	3,846
Boost Newco Borrower LLC, Term Loan, 6.002%, (3 mo. USD Term SOFR + 2.00%), 1/31/31		422	423,400
Boxer Parent Co., Inc., Term Loan, 7.199%, (3 mo. USD Term SOFR + 3.00%), 7/30/31		338	336,391
Cloudera, Inc., Term Loan, 7.815%, (1 mo. USD Term SOFR + 3.75%), 10/8/28		258	248,335
Clover Holdings SPV III LLC, Term Loan, 15.00%, 12/9/27(20)		24	24,704
Constant Contact, Inc., Term Loan, 8.166%, (3 mo. USD Term SOFR + 4.00%), 2/10/28		265	248,917
Cornerstone OnDemand, Inc., Term Loan, 7.829%, (1 mo. USD Term SOFR + 3.75%), 10/16/28		193	185,762
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Dayforce, Inc., Term Loan, 10/7/32(19)		125	$ 124,732
Dragon Buyer, Inc., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 9/30/31		174	174,426
Drake Software LLC, Term Loan, 8.215%, (1 mo. USD Term SOFR + 4.25%), 6/26/31		161	160,003
ECI Macola Max Holding LLC, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 5/9/30		215	216,134
Epicor Software Corp., Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 5/30/31		244	244,793
Marcel LUX IV SARL, Term Loan, 7.13%, (1 mo. USD Term SOFR + 3.00%), 11/12/30		173	173,906
McAfee LLC, Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 3/1/29		389	370,433
Open Text Corp., Term Loan, 5.715%, (1 mo. USD Term SOFR + 1.75%), 1/31/30		121	121,486
Polaris Newco LLC, Term Loan, 8.102%, (3 mo. USD Term SOFR + 4.00%), 6/2/28		360	345,125
Proofpoint, Inc., Term Loan, 6.965%, (1 mo. USD Term SOFR + 3.00%), 8/31/28		361	363,277
RealPage, Inc., Term Loan, 7.263%, (3 mo. USD Term SOFR + 3.00%), 4/24/28		384	383,679
Sabre GLBL, Inc.:
Term Loan, 8.315%, (1 mo. USD Term SOFR + 4.25%), 6/30/28		15	14,074
Term Loan, 10.065%, (1 mo. USD Term SOFR + 6.00%), 11/15/29		84	78,471
SolarWinds Holdings, Inc., Term Loan, 8.026%, (3 mo. USD Term SOFR + 4.00%), 4/16/32		250	249,064
UKG, Inc., Term Loan, 6.338%, (3 mo. USD Term SOFR + 2.50%), 2/10/31		646	647,152
Veritas U.S., Inc., Term Loan, 16.502%, (3 mo. USD Term SOFR + 12.50%), 12.002% Cash, 4.50% PIK, 12/9/29		68	69,389
			$ 5,906,175
Specialty Retail — 0.8%
Apro LLC, Term Loan, 7.677%, (3 mo. USD Term SOFR + 3.75%), 7/9/31		74	$ 74,359
Great Outdoors Group LLC, Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 1/23/32		381	381,693
Harbor Freight Tools USA, Inc., Term Loan, 6.215%, (1 mo. USD Term SOFR + 2.25%), 6/11/31		296	292,785
Les Schwab Tire Centers, Term Loan, 6.465% - 6.699%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 4/23/31		232	231,541
Speedster Bidco GmbH:
Term Loan, 5.623%, (6 mo. EURIBOR + 3.50%), 12/10/31	EUR	125	145,493

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Specialty Retail (continued)
Speedster Bidco GmbH: (continued)
Term Loan, 7.24%, (3 mo. USD Term SOFR + 3.25%), 12/10/31	100	$ 99,886
		$ 1,225,757
Trading Companies & Distributors — 0.5%
CD&R Hydra Buyer, Inc., Term Loan, 8.065%, (1 mo. USD Term SOFR + 4.00%), 3/25/31	123	$ 123,079
Spin Holdco, Inc., Term Loan, 8.393%, (3 mo. USD Term SOFR + 4.00%), 3/4/28	308	258,299
White Cap Buyer LLC, Term Loan, 7.215%, (1 mo. USD Term SOFR + 3.25%), 10/19/29	186	186,373
Windsor Holdings III LLC, Term Loan, 6.727%, (1 mo. USD Term SOFR + 2.75%), 8/1/30	172	171,729
		$ 739,480
Transportation Infrastructure — 0.1%
Brown Group Holding LLC, Term Loan, 6.465%, (1 mo. USD Term SOFR + 2.50%), 7/1/31	182	$ 182,314
		$ 182,314
Total Senior Floating-Rate Loans (identified cost $38,743,177)		$ 37,476,292

Sovereign Government Bonds — 19.6%
Security	Principal Amount* (000's omitted)		Value
Albania — 0.2%
Albania Government International Bonds:
3.50%, 11/23/31(14)	EUR	100	$ 115,407
4.75%, 2/14/35(14)	EUR	100	118,773
			$ 234,180
Angola — 0.8%
Angola Government International Bonds:
8.75%, 4/14/32(14)		220	$ 206,783
9.125%, 11/26/49(14)		200	168,203
9.244%, 1/15/31(14)		217	212,143
9.875%, 10/15/35(14)		580	562,160
			$ 1,149,289
Security	Principal Amount* (000's omitted)		Value
Argentina — 0.8%
Argentina Republic Government International Bonds:
0.75% to 7/9/27, 7/9/30(3)		400	$ 328,000
3.50% to 7/9/29, 7/9/41(3)		150	97,800
4.125% to 7/9/27, 7/9/35(3)		400	281,200
5.00%, 1/9/38		400	294,400
Provincia de Cordoba, 9.75%, 7/2/32(1)(14)		220	226,413
			$ 1,227,813
Azerbaijan — 0.1%
Republic of Azerbaijan International Bonds, 3.50%, 9/1/32(14)		150	$ 140,562
			$ 140,562
Benin — 0.4%
Benin Government International Bonds:
7.96%, 2/13/38(14)		400	$ 417,382
8.375%, 1/23/41(14)		200	213,398
			$ 630,780
Bosnia and Herzegovina — 0.1%
Federation of Bosnia & Herzegovina Eurobond, 5.50%, 7/17/30(14)	EUR	100	$ 120,244
			$ 120,244
Brazil — 0.3%
Brazil Government International Bonds:
5.00%, 1/27/45		200	$ 164,250
8.25%, 1/20/34		200	234,830
			$ 399,080
Bulgaria — 0.0%†
Bulgaria Government International Bonds, 5.00%, 3/5/37(14)		70	$ 70,416
			$ 70,416
Chile — 0.5%
Chile Government International Bonds:
2.55%, 7/27/33		550	$ 477,483
3.50%, 1/25/50		200	149,050
4.95%, 1/5/36		200	202,720
			$ 829,253

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Colombia — 0.6%
Colombia Government International Bonds:
7.75%, 11/7/36	200	$ 213,452
8.00%, 11/14/35	600	655,500
		$ 868,952
Costa Rica — 0.1%
Costa Rica Government International Bonds, 6.55%, 4/3/34(14)	200	$ 216,707
		$ 216,707
Dominican Republic — 0.7%
Dominican Republic Bonds, 4.50%, 1/30/30(14)	150	$ 146,962
Dominican Republic International Bonds:
4.875%, 9/23/32(14)	300	288,165
5.875%, 1/30/60(14)	191	172,922
5.95%, 1/25/27(14)	100	101,580
6.85%, 1/27/45(14)	200	209,660
7.45%, 4/30/44(14)	100	111,265
		$ 1,030,554
Ecuador — 0.7%
Ecuador Government International Bonds:
0.00%, 7/31/30(14)	419	$ 328,371
6.90%, 7/31/30(14)	566	517,888
6.90%, 7/31/35(14)	269	206,900
		$ 1,053,159
Egypt — 0.9%
Egypt Government International Bonds:
7.053%, 1/15/32(14)	276	$ 275,794
7.903%, 2/21/48(14)	200	174,230
8.50%, 1/31/47(14)	200	184,745
8.625%, 2/4/30(14)	270	289,877
8.70%, 3/1/49(14)	200	186,840
8.875%, 5/29/50(14)	310	293,574
		$ 1,405,060
El Salvador — 0.2%
El Salvador Government International Bonds:
7.65%, 6/15/35(14)	50	$ 52,100
8.25%, 4/10/32(14)	110	118,420
9.65%, 11/21/54(1)	150	169,033
		$ 339,553
Security	Principal Amount* (000's omitted)	Value
Ethiopia — 0.5%
Ethiopia Government International Bonds, 6.625%, 12/11/24(13)(14)	675	$ 715,500
		$ 715,500
Ghana — 0.2%
Ghana Government International Bonds:
5.00% to 7/3/28, 7/3/29(3)(14)	108	$ 105,747
5.00% to 7/3/28, 7/3/35(3)(14)	251	216,722
		$ 322,469
Guatemala — 0.3%
Guatemala Government International Bonds:
5.375%, 4/24/32(14)	200	$ 203,144
6.55%, 2/6/37(14)	200	215,800
		$ 418,944
Honduras — 0.2%
Honduras Government International Bonds, 8.625%, 11/27/34(1)(14)	300	$ 321,825
		$ 321,825
Hungary — 0.6%
Hungary Government International Bonds:
2.125%, 9/22/31(14)	310	$ 267,983
5.50%, 3/26/36(14)	400	404,550
6.25%, 9/22/32(14)	200	215,882
		$ 888,415
India — 0.2%
Export-Import Bank of India, 2.25%, 1/13/31(14)	368	$ 330,220
		$ 330,220
Israel — 0.3%
State of Israel, 3.80%, 5/13/60(14)	597	$ 411,436
		$ 411,436
Jamaica — 0.2%
Jamaica Government International Bonds, 8.00%, 3/15/39	200	$ 242,162
		$ 242,162

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Jordan — 0.1%
Jordan Government International Bonds, 5.85%, 7/7/30(14)	200	$ 202,774
		$ 202,774
Kazakhstan — 0.1%
Kazakhstan Government International Bonds, 4.714%, 4/9/35(14)	200	$ 197,926
		$ 197,926
Kenya — 0.1%
Republic of Kenya Government International Bonds, 9.50%, 3/5/36(14)	200	$ 205,404
		$ 205,404
Kuwait — 0.6%
Kuwait International Government Bonds:
4.136%, 10/9/30(14)	480	$ 479,160
4.652%, 10/9/35(14)	510	512,739
		$ 991,899
Lebanon — 0.4%
Lebanon Government International Bonds:
5.80%, 4/14/20(13)(14)	427	$ 97,890
6.00%, 1/27/23(13)(14)	136	31,286
6.10%, 10/4/22(13)(14)	368	84,548
6.15%, 6/19/20(13)(14)	13	2,985
6.20%, 2/26/25(13)(14)	81	18,591
6.25%, 5/27/22(13)(14)	45	10,326
6.25%, 11/4/24(13)(14)	54	12,393
6.25%, 6/12/25(13)(14)	37	8,529
6.375%, 3/9/20(13)(14)	47	10,776
6.40%, 5/26/23(13)(14)	412	94,760
6.60%, 11/27/26(13)(14)	15	3,435
6.65%, 4/22/24(13)(14)	171	39,244
6.65%, 11/3/28(13)(14)	19	4,373
6.85%, 3/23/27(13)(14)	17	3,902
6.85%, 5/25/29(13)(14)	222	51,175
7.00%, 3/20/28(13)(14)	81	18,671
7.00%, 4/22/31(13)(14)	154	35,687
7.00%, 3/23/32(13)(14)	36	8,366
7.25%, 3/23/37(13)(14)	35	8,103
8.25%, 4/12/21(13)(14)	20	4,606
		$ 549,646
Security	Principal Amount* (000's omitted)		Value
Mexico — 0.5%
Mexico Government International Bonds:
4.875%, 5/19/33		450	$ 438,750
5.00%, 4/27/51		400	334,940
			$ 773,690
Mongolia — 0.1%
Mongolia Government International Bonds, 6.625%, 2/25/30(14)		200	$ 205,313
			$ 205,313
Montenegro — 0.3%
Montenegro Government International Bonds, 4.875%, 4/1/32(14)	EUR	431	$ 506,253
			$ 506,253
Morocco — 0.1%
Morocco Government International Bonds, 3.00%, 12/15/32(14)		200	$ 177,158
			$ 177,158
Nigeria — 0.5%
Nigeria Government International Bonds:
8.375%, 3/24/29(14)		400	$ 416,801
10.375%, 12/9/34(14)		350	394,699
			$ 811,500
Oman — 0.6%
Oman Government International Bonds:
6.25%, 1/25/31(14)		200	$ 216,505
7.375%, 10/28/32(14)		550	641,216
			$ 857,721
Pakistan — 0.1%
Pakistan Government International Bonds, 7.375%, 4/8/31(14)		200	$ 198,027
			$ 198,027
Panama — 0.7%
Panama Government International Bonds:
4.50%, 4/1/56		459	$ 351,709
6.40%, 2/14/35		200	210,590
6.70%, 1/26/36		191	205,287
7.50%, 3/1/31		243	269,608
			$ 1,037,194

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Paraguay — 0.2%
Paraguay Government International Bonds, 4.95%, 4/28/31(14)		259	$ 263,237
			$ 263,237
Peru — 0.3%
Peru Government International Bonds:
3.00%, 1/15/34		300	$ 261,660
3.30%, 3/11/41		170	132,685
			$ 394,345
Philippines — 0.4%
Philippines Government International Bonds:
5.00%, 7/17/33		300	$ 309,273
5.50%, 1/17/48		230	236,336
			$ 545,609
Romania — 1.6%
Romania Government International Bonds:
1.75%, 7/13/30(14)	EUR	31	$ 32,105
2.00%, 4/14/33(14)	EUR	22	20,598
2.625%, 12/2/40(14)	EUR	42	32,199
2.75%, 4/14/41(14)	EUR	22	16,929
2.875%, 4/13/42(14)	EUR	24	18,390
3.375%, 1/28/50(14)	EUR	15	11,254
3.875%, 10/29/35(14)	EUR	200	200,659
4.625%, 4/3/49(14)	EUR	134	122,863
5.125%, 6/15/48(14)		14	11,691
5.625%, 2/22/36(14)	EUR	43	48,891
5.75%, 3/24/35(14)		682	668,706
5.875%, 7/11/32(14)	EUR	59	71,036
6.00%, 5/25/34(14)		14	14,104
6.00%, 9/24/44(14)	EUR	126	140,056
6.125%, 10/7/37(14)	EUR	220	254,179
6.25%, 9/10/34(14)	EUR	28	33,894
6.50%, 10/7/45(14)	EUR	160	183,192
6.75%, 7/11/39(14)	EUR	149	178,754
7.50%, 2/10/37(14)		334	366,946
7.625%, 1/17/53(14)		28	31,160
			$ 2,457,606
Serbia — 0.1%
Serbia International Bonds, 2.125%, 12/1/30(14)		205	$ 180,237
			$ 180,237
Security	Principal Amount* (000's omitted)	Value
Sri Lanka — 0.3%
Sri Lanka Government International Bonds:
3.10% to 7/15/27, 1/15/30(1)(3)	120	$ 113,400
3.35% to 9/15/27, 3/15/33(1)(3)	157	137,212
3.60% to 12/15/27, 6/15/35(1)(3)	37	28,673
3.60% to 11/15/27, 5/15/36(1)(3)	61	55,881
3.60% to 8/15/27, 2/15/38(1)(3)	64	59,280
4.00%, 4/15/28(1)	55	52,697
		$ 447,143
Suriname — 1.0%
Suriname Government International Bonds:
7.70%, 11/6/30(1)(21)	200	$ 201,450
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(1)	373	373,341
8.50%, 11/6/35(1)(21)	592	610,500
9.00%, Oil-Linked, 12/31/50(1)(14)	349	415,310
		$ 1,600,601
Trinidad and Tobago — 0.1%
Trinidad & Tobago Government International Bonds, 5.95%, 1/14/31(14)	200	$ 199,700
		$ 199,700
Ukraine — 1.1%
Ukraine Government International Bonds:
0.00% to 2/1/27, 2/1/30(3)(14)	11	$ 5,688
0.00% to 2/1/27, 2/1/34(3)(14)	100	41,854
0.00% to 2/1/27, 2/1/35(3)(14)	200	102,686
0.00% to 2/1/27, 2/1/36(3)(14)	180	92,314
0.00%, GDP-Linked, 8/1/41(14)(22)	1,196	1,017,872
4.50% to 2/1/27, 2/1/29(3)(14)	139	96,271
4.50% to 2/1/27, 2/1/34(3)(14)	192	108,231
4.50% to 2/1/27, 2/1/35(3)(14)	215	119,880
4.50% to 2/1/27, 2/1/36(3)(14)	157	86,582
		$ 1,671,378
United Arab Emirates — 0.4%
Abu Dhabi Government International Bonds:
3.125%, 4/16/30(14)	300	$ 292,199
3.875%, 4/16/50(14)	200	167,862
5.00%, 4/30/34(14)	200	213,035
		$ 673,096

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Uruguay — 0.5%
Uruguay Government International Bonds:
5.10%, 6/18/50	130	$ 125,873
5.442%, 2/14/37	600	629,700
		$ 755,573
Uzbekistan — 0.1%
Republic of Uzbekistan International Bonds, 5.375%, 2/20/29(14)	200	$ 202,011
		$ 202,011
Venezuela — 0.4%
Venezuela Government International Bonds:
6.00%, 12/9/20(13)(14)	144	$ 32,876
7.00%, 12/1/18(13)(14)	88	20,799
7.00%, 3/31/38(13)(14)	75	20,745
7.65%, 4/21/25(13)(14)	258	66,848
7.75%, 10/13/19(13)(14)	121	28,931
8.25%, 10/13/24(13)(14)	182	47,208
9.00%, 5/7/23(13)(14)	166	42,995
9.25%, 9/15/27(13)	358	110,568
9.25%, 5/7/28(13)(14)	178	51,101
9.375%, 1/13/34(13)	44	14,084
11.75%, 10/21/26(13)(14)	102	30,540
11.95%, 8/5/31(13)(14)	170	50,115
12.75%, 8/23/22(13)(14)	218	63,967
13.625%, 8/15/18(13)(14)	26	7,672
		$ 588,449
Zambia — 0.0%†
Zambia Government International Bonds, 5.75% to 6/30/31, 6/30/33(3)(14)	35	$ 34,054
		$ 34,054
Total Sovereign Government Bonds (identified cost $27,742,372)		$ 30,094,117

Sovereign Loans — 0.8%
Borrower/Description	Principal Amount* (000's omitted)		Value
Bahamas — 0.2%
Commonwealth of the Bahamas, Term Loan, 8.887%, (6 mo. EURIBOR + 6.85%), 11/24/28(2)	EUR	289	$ 343,145
			$ 343,145
Borrower/Description	Principal Amount* (000's omitted)	Value
Tanzania — 0.6%
Government of the United Republic of Tanzania, Term Loan, 10.42%, (6 mo. USD Term SOFR + 6.30%), 4/28/31(2)	945	$ 937,999
		$ 937,999
Total Sovereign Loans (identified cost $1,259,617)		$ 1,281,144

U.S. Government Agency Mortgage-Backed Securities — 13.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.417%, (COF + 1.254%), 1/1/35(23)	$37	$ 35,659
6.15%, 7/20/27	7	6,808
Federal National Mortgage Association:
5.00%, with various maturities to 2040	437	444,910
5.50%, with various maturities to 2033	222	229,533
6.096%, (6 mo. RFUCCT + 1.563%), 9/1/37(23)	77	78,528
6.353%, (COF + 2.004%), 7/1/32(23)	51	52,038
Government National Mortgage Association:
4.50%, 10/15/47	84	83,681
5.00%, 6/20/52	1,662	1,668,517
5.50%, with various maturities to 2062	1,395	1,422,937
6.00%, with various maturities to 2054	623	646,136
6.50%, 1/20/54	401	419,111
7.00%, 2/20/54	1,122	1,173,910
7.50%, 2/20/54	1,067	1,121,383
8.00%, 3/15/34	71	72,153
Uniform Mortgage-Backed Security:
5.00%, 30-Year, TBA(24)	6,100	6,070,930
5.50%, 30-Year, TBA(24)	7,250	7,326,465
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $20,883,607)		$ 20,852,699

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29(10)(12)	104	$ 0
Total Warrants (identified cost $0)		$ 0

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Miscellaneous — 0.0%
Security	Principal Amount	Value
Pharmaceuticals — 0.0%
Endo Design LLC, Escrow Certificates(10)(12)	$500,000	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 11.4%
Affiliated Fund — 10.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.00%(25)	16,558,200	$ 16,558,200
Total Affiliated Fund (identified cost $16,558,200)		$ 16,558,200

U.S. Treasury Obligations — 0.6%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/12/25(26)	$490	$ 489,530
0.00%, 12/4/25(26)	164	163,454
0.00%, 12/18/25(26)	167	166,193
0.00%, 1/8/26	169	167,830
Total U.S. Treasury Obligations (identified cost $986,746)		$ 987,007
Total Short-Term Investments (identified cost $17,544,946)		$ 17,545,207
Total Investments — 124.9% (identified cost $197,506,772)		$191,404,616
Less Unfunded Loan Commitments — (0.0)%†		$ (50,742)
Net Investments — 124.9% (identified cost $197,456,030)		$191,353,874
Other Assets, Less Liabilities — (24.9)%		$ (38,164,615)
Net Assets — 100.0%		$153,189,259

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2025, the aggregate value of these securities is $50,065,618 or 32.7% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2025.
(3)	Step coupon security. Interest rate represents the rate in effect at October 31, 2025.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2025.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2025.
(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(8)	Principal amount is less than $500.
(9)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(10)	Non-income producing security.
(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(12)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(14)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2025, the aggregate value of these securities is $21,638,634 or 14.1% of the Fund's net assets.
(15)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(16)	Security converts to variable rate after the indicated fixed-rate coupon period.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

(17)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(18)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion, if any. At October 31, 2025, the total value of unfunded loan commitments is $50,679. See Note 1F for description.
(19)	This Senior Loan will settle after October 31, 2025, at which time the interest rate will be determined.
(20)	Fixed-rate loan.
(21)	When-issued security.
(22)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(23)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2025.
(24)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(25)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2025.
(26)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	81,963	USD	95,131	12/17/25	$ (426)
EUR	200,000	USD	232,132	12/17/25	(1,040)
EUR	79,000	USD	93,144	12/17/25	(1,862)
EUR	220,693	USD	260,205	12/17/25	(5,203)
EUR	260,292	USD	306,893	12/17/25	(6,136)
EUR	279,643	USD	329,709	12/17/25	(6,592)
USD	781,532	EUR	662,857	12/17/25	15,626
USD	500,847	EUR	424,794	12/17/25	10,014
USD	404,541	EUR	343,111	12/17/25	8,088
USD	389,082	EUR	330,000	12/17/25	7,779
USD	387,238	EUR	328,435	12/17/25	7,743
USD	350,244	EUR	297,060	12/17/25	7,003
USD	260,205	EUR	220,693	12/17/25	5,203
USD	252,205	EUR	213,908	12/17/25	5,043
USD	158,621	EUR	134,535	12/17/25	3,171
USD	118,030	EUR	100,107	12/17/25	2,360
USD	97,909	EUR	83,042	12/17/25	1,958
USD	149,424	EUR	128,740	12/17/25	669
USD	116,066	EUR	100,000	12/17/25	520
USD	78,517	EUR	67,649	12/17/25	352
					$54,270

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	465,284	EUR	395,203	Standard Chartered Bank	11/4/25	$ 9,753	$ —
EUR	65,775	USD	76,244	JPMorgan Chase Bank, N.A.	11/7/25	—	(415)
EUR	117,311	USD	135,912	JPMorgan Chase Bank, N.A.	11/7/25	—	(670)
USD	445,932	EUR	380,000	UBS AG	11/7/25	7,850	—
USD	46,092	EUR	39,262	Australia and New Zealand Banking Group Limited	11/28/25	776	—
USD	46,124	EUR	39,262	HSBC Bank USA, N.A.	11/28/25	807	—
USD	37,310	EUR	31,774	HSBC Bank USA, N.A.	11/28/25	636	—
USD	55,036	EUR	46,880	State Street Bank and Trust Company	11/28/25	926	—
USD	456,857	EUR	395,203	Standard Chartered Bank	12/2/25	607	—
USD	83,507	EUR	70,722	Deutsche Bank AG	12/31/25	1,725	—
USD	82,935	EUR	70,344	Deutsche Bank AG	12/31/25	1,590	—
USD	69,570	EUR	58,934	State Street Bank and Trust Company	12/31/25	1,419	—
						$26,089	$(1,085)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	92	Long	12/31/25	$10,047,406	$ 12,148
U.S. Ultra 10-Year Treasury Note	8	Long	12/19/25	923,875	12,944
Euro-Bobl	(7)	Short	12/8/25	(954,187)	(4,276)
Euro-Bund	(8)	Short	12/8/25	(1,193,131)	(11,893)
Euro-Buxl	(1)	Short	12/8/25	(133,846)	(5,187)
U.S. 5-Year Treasury Note	(36)	Short	12/31/25	(3,931,594)	(2,226)
U.S. 10-Year Treasury Note	(47)	Short	12/19/25	(5,295,578)	(16,343)
U.S. Long Treasury Bond	(11)	Short	12/19/25	(1,290,438)	(18,213)
U.S. Ultra-Long Treasury Bond	(15)	Short	12/19/25	(1,819,219)	(56,241)
					$ (89,287)
Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Colombia	$ 5,000	1.00% (pays quarterly)(1)	1.91%	12/20/30	$ (200,049)	$192,562	$ (7,487)
Croatia	5,000	1.00% (pays quarterly)(1)	0.62	12/20/30	94,344	(93,392)	952
Egypt	180	1.00% (pays quarterly)(1)	2.50	12/20/28	(7,541)	34,318	26,777

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (Centrally Cleared) (continued)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Hungary	$ 2,200	1.00% (pays quarterly)(1)	1.08%	12/20/30	$ (5,334)	$ 12,112	$ 6,778
Indonesia	3,000	1.00% (pays quarterly)(1)	0.74	12/20/30	39,727	(31,751)	7,976
Mexico	2,500	1.00% (pays quarterly)(1)	0.93	12/20/30	11,299	(6,929)	4,370
Peru	2,000	1.00% (pays quarterly)(1)	0.65	12/20/30	34,930	(26,062)	8,868
Total	$19,880				$ (32,624)	$ 80,858	$48,234
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Markit CDX Emerging Markets Index (CDX.EM.43.V1)	$50	1.00% (pays quarterly)(1)	6/20/30	$ 433	$ (1,619)	$ (1,186)
Total				$433	$(1,619)	$(1,186)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Angola	Deutsche Bank AG	$ 500	1.00% (pays quarterly)(1)	5.27%	12/20/30	$ (86,958)	$ 89,508	$ 2,550
Brazil	Bank of America, N.A.	2,518	1.00% (pays quarterly)(1)	1.38	12/20/30	(41,721)	39,405	(2,316)
Brazil	Citibank, N.A.	1,050	1.00% (pays quarterly)(1)	1.65	12/20/31	(35,345)	93,351	58,006
Ivory Coast	Deutsche Bank AG	1,369	1.00% (pays quarterly)(1)	1.32	6/20/27	(5,385)	58,064	52,679
Ivory Coast	Deutsche Bank AG	1,525	1.00% (pays quarterly)(1)	1.32	6/20/27	(6,000)	64,617	58,617
Mexico	Citibank, N.A.	688	1.00% (pays quarterly)(1)	1.14	12/20/31	(4,391)	18,862	14,471
Petroleos Mexicanos	Barclays Bank PLC	182	1.00% (pays quarterly)(1)	1.29	12/20/26	(394)	2,614	2,220
Petroleos Mexicanos	Barclays Bank PLC	95	1.00% (pays quarterly)(1)	1.48	6/20/27	(622)	2,585	1,963
Petroleos Mexicanos	Barclays Bank PLC	181	1.00% (pays quarterly)(1)	1.48	6/20/27	(1,185)	4,223	3,038
Petroleos Mexicanos	Goldman Sachs International	88	1.00% (pays quarterly)(1)	1.18	6/20/26	5	2,136	2,141

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC) (continued)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	Goldman Sachs International	$ 46	1.00% (pays quarterly)(1)	1.18%	6/20/26	$ 0	$ 359	$ 359
Petroleos Mexicanos	Goldman Sachs International	35	1.00% (pays quarterly)(1)	1.48	6/20/27	(229)	788	559
Petroleos Mexicanos	Goldman Sachs International	180	1.00% (pays quarterly)(1)	1.48	6/20/27	(1,178)	4,080	2,902
Petroleos Mexicanos	JPMorgan Chase Bank, N.A.	68	1.00% (pays quarterly)(1)	1.45	6/20/27	(411)	1,717	1,306
U.S. Single Family Rental	Goldman Sachs International	674	7.85% (pays monthly)(1)	7.68	3/15/28	11,206	795	12,001
Total		$9,199				$ (172,608)	$383,104	$210,496
Credit Default Swaps - Buy Protection (OTC)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Ivory Coast	Barclays Bank PLC	$2,894	1.00% (pays quarterly)(1)	6/20/27	$ 11,385	$ (81,818)	$ (70,433)
Total					$11,385	$(81,818)	$(70,433)
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2025, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $29,079,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
RFUCCT	– FTSE USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Statement of Assets and Liabilities

October 31, 2025
Assets
Unaffiliated investments, at value (identified cost $178,924,982)	$ 173,034,821
Affiliated investments, at value (identified cost $18,531,048)	18,319,053
Cash	213,269
Deposits for derivatives collateral:
Futures contracts	393,004
Centrally cleared derivatives	3,754,458
Foreign currency, at value (identified cost $127,497)	125,945
Interest receivable	1,261,895
Interest and dividends receivable from affiliated investments	54,521
Receivable for investments sold	9,992,661
Receivable for variation margin on open futures contracts	9,207
Receivable for variation margin on open centrally cleared derivatives	18,392
Receivable for open forward foreign currency exchange contracts	26,089
Receivable for open swap contracts	212,812
Upfront payments on open OTC swap contracts	81,818
Tax reclaims receivable	127
Trustees' deferred compensation plan	94,373
Prepaid upfront fees on notes payable	10,726
Prepaid expenses	2,536
Total assets	$207,605,707
Liabilities
Notes payable	$ 30,000,000
Payable for investments purchased	387,162
Payable for when-issued/forward commitment securities	22,902,949
Payable for open forward foreign currency exchange contracts	1,085
Payable for open swap contracts	72,749
Upfront receipts on open OTC swap contracts	383,104
Payable to affiliates:
Investment adviser fee	152,678
Trustees' fees	1,252
Trustees' deferred compensation plan	94,373
Accrued expenses	421,096
Total liabilities	$ 54,416,448
Commitments and contingencies (see Note 11)
Net Assets	$153,189,259
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 134,569
Additional paid-in capital	189,237,310
Accumulated loss	(36,182,620)
Net Assets	$153,189,259
Common Shares Issued and Outstanding	13,456,906
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 11.38

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Statement of Operations

Year Ended
October 31, 2025
Investment Income
Dividend income from affiliated investments	$ 339,890
Interest income	12,615,001
Interest income from affiliated investments	76,559
Other income	46,896
Total investment income	$13,078,346
Expenses
Investment adviser fee	$ 1,723,807
Trustees’ fees and expenses	15,987
Custodian fee	272,133
Transfer and dividend disbursing agent fees	17,185
Legal and accounting services	179,350
Printing and postage	91,481
Interest expense and fees	1,838,945
Miscellaneous	57,672
Total expenses	$ 4,196,560
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 11,497
Total expense reductions	$ 11,497
Net expenses	$ 4,185,063
Net investment income	$ 8,893,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (809,759)
Investment transactions - affiliated investments	2,095
Futures contracts	(196,343)
Swap contracts	891,892
Foreign currency transactions	98,311
Forward foreign currency exchange contracts	(192,705)
Net realized loss	$ (206,509)
Change in unrealized appreciation (depreciation):
Investments	$ 5,928,107
Investments - affiliated investments	78,673
Futures contracts	112,392
Swap contracts	(8,940)
Foreign currency	37,160
Forward foreign currency exchange contracts	3,413
Net change in unrealized appreciation (depreciation)	$ 6,150,805
Net realized and unrealized gain	$ 5,944,296
Net increase in net assets from operations	$14,837,579

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Statements of Changes in Net Assets

	Year Ended October 31,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,893,283	$ 10,021,007
Net realized loss	(206,509)	(244,470)
Net change in unrealized appreciation (depreciation)	6,150,805	12,119,180
Net increase in net assets from operations	$ 14,837,579	$ 21,895,717
Distributions to shareholders	$ (9,799,820)	$ (11,079,527)
Tax return of capital to shareholders	$ (2,288,384)	$ (1,578,299)
Capital share transactions:
Reinvestment of distributions	$ 103,719	$ 56,523
Net increase in net assets from capital share transactions	$ 103,719	$ 56,523
Net increase in net assets	$ 2,853,094	$ 9,294,414
Net Assets
At beginning of year	$ 150,336,165	$ 141,041,751
At end of year	$153,189,259	$150,336,165

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Statement of Cash Flows

Year Ended
October 31, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 14,837,579
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(222,055,980)
Investments sold and principal repayments	235,958,020
Increase in short-term investments, net	(9,543,936)
Net amortization/accretion of premium (discount)	156,713
Amortization of prepaid upfront fees on notes payable	31,814
Decrease in interest receivable	186,325
Increase in interest and dividends receivable from affiliated investments	(30,690)
Increase in receivable for variation margin on open futures contracts	(9,207)
Increase in receivable for variation margin on open centrally cleared derivatives	(18,392)
Increase in receivable for open swap contracts	(59,656)
Increase in upfront payments on open OTC swap contracts	(81,818)
Decrease in receivable from the transfer agent	30,646
Increase in tax reclaims receivable	(10)
Increase in Trustees’ deferred compensation plan	(3,321)
Increase in prepaid expenses	(1,018)
Decrease in payable for variation margin on open centrally cleared derivatives	(33,973)
Decrease in payable for variation margin on open futures contracts	(24,770)
Increase in payable for open swap contracts	65,880
Decrease in upfront receipts on open OTC swap contracts	(54,035)
Decrease in payable to affiliates for investment adviser fee	(18,937)
Increase in payable to affiliates for Trustees' fees	280
Increase in payable to affiliates for Trustees' deferred compensation plan	3,321
Decrease in accrued expenses	(80,201)
Increase in unfunded loan commitments	50,742
Net change in unrealized (appreciation) depreciation from investments	(6,006,780)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts (OTC)	(11,559)
Net realized loss from investments	807,664
Net cash provided by operating activities	$ 14,094,701
Cash Flows From Financing Activities
Cash distributions paid	$ (11,984,485)
Proceeds from notes payable	4,000,000
Repayments of notes payable	(9,000,000)
Payment of upfront fees on notes payable	(30,000)
Net cash used in financing activities	$ (17,014,485)
Net decrease in cash and restricted cash*	$ (2,919,784)
Cash and restricted cash at beginning of year (including foreign currency)	$ 7,406,460
Cash and restricted cash at end of year (including foreign currency)	$ 4,486,676
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 103,719
Cash paid for interest and fees on borrowings	1,873,608
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $1,962.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2025
Cash	$ 213,269
Deposits for derivatives collateral:
Futures contracts	393,004
Centrally cleared derivatives	3,754,458
Foreign currency	125,945
Total cash and restricted cash as shown on the Statement of Cash Flows	$4,486,676

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$ 11.18	$ 10.49	$ 10.48	$ 13.31	$ 13.23
Income (Loss) From Operations
Net investment income(1)	$ 0.66	$ 0.75	$ 0.77	$ 0.56	$ 0.71
Net realized and unrealized gain (loss)	0.44	0.88	0.22	(2.19)	0.42
Total income (loss) from operations	$ 1.10	$ 1.63	$ 0.99	$ (1.63)	$ 1.13
Less Distributions
From net investment income	$ (0.73)	$ (0.82)	$ (0.87)	$ (0.67)	$ (0.60)
Tax return of capital	(0.17)	(0.12)	(0.11)	(0.53)	(0.49)
Total distributions	$ (0.90)	$ (0.94)	$ (0.98)	$ (1.20)	$ (1.09)
Discount on tender offer(1)	$ —	$ —	$ —	$ —	$ 0.04
Net asset value — End of year	$ 11.38	$ 11.18	$ 10.49	$ 10.48	$ 13.31
Market value — End of year	$ 11.23	$ 11.16	$ 9.95	$ 10.64	$ 13.53
Total Investment Return on Net Asset Value(2)	10.32%	16.12%	10.20%	(12.67)%	9.29%
Total Investment Return on Market Value(2)	9.06%	22.32%	2.86%	(12.71)%	23.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$153,189	$150,336	$141,042	$140,883	$178,651
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	1.55%	1.54%	1.44%	1.47%	1.35%
Interest and fee expense(4)	1.22%	1.53%	1.24%	0.75%	0.28%
Total expenses	2.77%	3.07%	2.68%	2.22%	1.63%
Net expenses	2.77% (5)	3.07% (5)	2.68% (5)	2.22% (5)	1.63%
Net investment income	5.89%	6.70%	7.14%	4.70%	5.16%
Portfolio Turnover	129% (6)	156% (6)	231% (6)	182% (6)	76% (6)
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 30,000	$ 35,000	$ 25,500	$ 32,000	$ 43,000
Asset coverage per $1,000 of notes payable(7)	$ 6,106	$ 5,295	$ 6,531	$ 5,403	$ 5,155
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7).
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2025, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2025, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
N  Segment Reporting—During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.
The tax character of distributions declared for the years ended October 31, 2025 and October 31, 2024 was as follows:
	Year Ended October 31,
	2025	2024
Ordinary income	$9,799,820	$11,079,527
Tax return of capital	$2,288,384	$ 1,578,299
As of October 31, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (29,478,258)
Net unrealized depreciation	(6,704,362)
Accumulated loss	$(36,182,620)
At October 31, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $29,478,258 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2025, $7,626,734 are short-term and $21,851,524 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 198,141,807
Gross unrealized appreciation	$ 7,467,418
Gross unrealized depreciation	(14,222,396)
Net unrealized depreciation	$ (6,754,978)

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.
The investment advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, EVM shall not be entitled to receive the above described compensation with respect to total leveraged assets in excess of this amount. As of October 31, 2025, the Fund's investment leverage was 30% of its total leveraged assets. For the year ended October 31, 2025, the investment adviser fee amounted to $1,723,807 or 0.75% of the Fund’s average daily total leveraged assets and 1.14% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2025, the investment adviser fee paid was reduced by $11,497 relating to the Fund’s investment in the Liquidity Fund.
Trustees and officers of the Fund who are members of EVM's organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended October 31, 2025 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 48,511,164	$ 68,309,883
U.S. Government and Agency Securities	182,964,427	177,096,092
	$231,475,591	$245,405,975
5  Common Shares of Beneficial Interest
The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended October 31, 2025 and October 31, 2024 were 9,182 and 5,027, respectively.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2025 and the October 31, 2024.
At October 31, 2025, according to the filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of as amended, two affiliated entities together owned 11.3% of the Fund’s common shares.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2025 is included in the Portfolio of Investments. At October 31, 2025, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund utilizes futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2025, the fair value of derivatives with credit-related contingent features in a net liability position was $184,904. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $492,154 at October 31, 2025.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2025 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ 180,733(1)	$ 75,529(1)	$ 25,092(1)	$ 281,354
Receivable for open forward foreign currency exchange contracts	—	26,089	—	26,089
Receivable/Payable for open swap contracts; Upfront payments/receipts on open OTC swap contracts	22,596	—	—	22,596
Total Asset Derivatives	$ 203,329	$101,618	$ 25,092	$ 330,039
Derivatives not subject to master netting or similar agreements	$ 180,733	$ 75,529	$ 25,092	$ 281,354
Total Asset Derivatives subject to master netting or similar agreements	$ 22,596	$ 26,089	$ —	$ 48,685
Accumulated loss	$ (212,924)(1)	$ (21,259)(1)	$ (114,379)(1)	$ (348,562)
Payable for open forward foreign currency exchange contracts	—	(1,085)	—	(1,085)
Payable for open swap contracts; Upfront receipts on open OTC swap contracts	(183,819)	—	—	(183,819)
Total Liability Derivatives	$(396,743)	$ (22,344)	$(114,379)	$(533,466)
Derivatives not subject to master netting or similar agreements	$(212,924)	$ (21,259)	$(114,379)	$(348,562)
Total Liability Derivatives subject to master netting or similar agreements	$(183,819)	$ (1,085)	$ —	$(184,904)
(1)	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$ 776	$ —	$ —	$ —	$ 776
Barclays Bank PLC	11,385	(2,201)	—	—	9,184
Deutsche Bank AG	3,315	(3,315)	—	—	—
Goldman Sachs International	11,211	(1,407)	—	—	9,804
HSBC Bank USA, N.A.	1,443	—	—	—	1,443
Standard Chartered Bank	10,360	—	—	—	10,360
State Street Bank and Trust Company	2,345	—	—	—	2,345
UBS AG	7,850	—	—	—	7,850
	$48,685	$(6,923)	$ —	$ —	$41,762

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (41,721)	$ —	$ 29,900	$ —	$ (11,821)
Barclays Bank PLC	(2,201)	2,201	—	—	—
Citibank, N.A.	(39,736)	—	39,736	—	—
Deutsche Bank AG	(98,343)	3,315	—	—	(95,028)
Goldman Sachs International	(1,407)	1,407	—	—	—
JPMorgan Chase Bank, N.A.	(1,496)	—	—	—	(1,496)
	$(184,904)	$6,923	$69,636	$ —	$(108,345)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2025 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ (196,343)	$ (196,343)
Swap contracts	891,892	—	—	891,892
Forward foreign currency exchange contracts	—	(192,705)	—	(192,705)
Total	$891,892	$(192,705)	$(196,343)	$ 502,844
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ 112,392	$ 112,392
Swap contracts	(8,940)	—	—	(8,940)
Forward foreign currency exchange contracts	—	3,413	—	3,413
Total	$ (8,940)	$ 3,413	$ 112,392	$ 106,865
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2025, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts[1]	Swap Contracts
$19,394,000	$13,167,000	$7,162,000	$31,360,000
[1]	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

7  Credit Agreement
The Fund has entered into a Credit Agreement, as amended, (the Agreement) with a bank to borrow up to a limit of $60 million ($70 million prior to March 11, 2025) pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is generally charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 10, 2026, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 11, 2025, the Fund paid an upfront fee of $30,000, which is being amortized to interest expense through March 10, 2026. The unamortized balance at October 31, 2025 is approximately $11,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2025, the Fund had borrowings outstanding under the Agreement of $30,000,000 at an annual interest rate of 5.03%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2025 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2025. For the year ended October 31, 2025, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $31,997,260 and 5.28%, respectively.
8  Affiliated Investments
At October 31, 2025, the value of the Fund’s investment in issuers and funds that may be deemed to be affiliated was $18,319,053, which represents 12.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended October 31, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount ($)/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.305%, 6/15/47	$ 83,615	$ —	$ (87,615)	$ 2,095	$ (3,287)	$ —	$ 6,000	$ —
Series 2016-C29, Class D, 3.00%, 5/15/49	858,749	—	—	—	(100,835)	763,709	35,129	$1,000,000
Series 2016-C32, Class D, 3.396%, 12/15/49	178,800	—	—	—	29,044	209,438	10,084	$ 250,000
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49	546,013	76,725	—	—	153,751	787,706	25,346	$1,227,333
Short-Term Investments
Liquidity Fund	7,221,157	82,337,206	(73,000,163)	—	—	16,558,200	339,890	16,558,200
Total				$2,095	$ 78,673	$18,319,053	$416,449
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

At October 31, 2025, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 12,708,668	$ —	$ 12,708,668
Collateralized Mortgage Obligations	—	36,685,134	—	36,685,134
Commercial Mortgage-Backed Securities	—	10,125,938	—	10,125,938
Common Stocks	7,681	1,022,201	147,196	1,177,078
Corporate Bonds	—	23,378,310	—	23,378,310
Preferred Stocks	—	35,597	44,432	80,029
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	37,415,118	10,432	37,425,550
Sovereign Government Bonds	—	30,094,117	—	30,094,117
Sovereign Loans	—	1,281,144	—	1,281,144
U.S. Government Agency Mortgage-Backed Securities	—	20,852,699	—	20,852,699
Warrants	—	—	0	0
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	16,558,200	—	—	16,558,200
U.S. Treasury Obligations	—	987,007	—	987,007
Total Investments	$ 16,565,881	$ 174,585,933	$ 202,060	$ 191,353,874
Forward Foreign Currency Exchange Contracts	$ —	$ 101,618	$ —	$ 101,618
Futures Contracts	25,092	—	—	25,092
Swap Contracts	—	203,329	—	203,329
Total	$ 16,590,973	$ 174,890,880	$ 202,060	$ 191,683,913
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (22,344)	$ —	$ (22,344)
Futures Contracts	(114,379)	—	—	(114,379)
Swap Contracts	—	(396,743)	—	(396,743)
Total	$ (114,379)	$ (419,087)	$ —	$ (533,466)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2025 is not presented.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
11  Commitments and Contingencies
In connection with the Serta Chapter 11 bankruptcy proceeding, on December 31, 2024, the U.S. Fifth Circuit Court of Appeals reversed a bankruptcy court’s ruling that held permissible an “uptier” agreement (the “2020 Agreement”) entered into by Serta with certain participating lenders, including the Fund. The 2020 Agreement had the effect of subordinating the existing debt of certain non-participating lenders to that of the participating lenders. The non-participating lenders brought claims for breach of contract, arguing that the participating lenders had breached an earlier agreement by entering into the 2020 Agreement. The appellate court found that the bankruptcy court had erred in determining that the 2020 Agreement was permitted by the terms of the earlier agreement and remanded the breach of contract claims for further consideration by the bankruptcy court. The appellate court further held that indemnification of the participating lenders in the 2020 Agreement was impermissible under the U.S. Bankruptcy Code.
A request by the Fund and the other participating lenders for a rehearing of this matter before the Fifth Circuit en banc was denied. The matter has been remanded to the bankruptcy court to determine whether the participating lenders are liable for the breach of contract claims. A trial is scheduled to begin in February 2026. At this time, the Fund cannot reliably predict the outcome of these proceedings or the effect, if any, on the Fund's net asset value.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2025, the Fund designates 57.40% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (“EQ”) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Short Duration Diversified Income Fund
c/o Equiniti Trust Company, LLC (“EQ”)
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 12, 2025, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2025, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board (directly or through one or more of its committees) considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of the Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each Eaton Vance Fund is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses on a fund-by-fund basis for the adviser and its affiliates and for each sub-adviser not affiliated with the adviser;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each fund’s valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-Adviser
•  Reports regarding the financial results and condition of the adviser and certain of its affiliates and of each sub-adviser not affiliated with the adviser;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters, if any;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to maintain policies and procedures with respect to various regulations applicable to the funds, including, without limitation, Rule 22e-4 (the Liquidity Risk Management Rule), Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For the Eaton Vance Fund structured as an interval fund, information regarding the interval fund’s periodic repurchase offers under Rule 23c-3 and related policies and procedures;
• For each Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, data privacy and cybersecurity, and other business risks (and the associated costs of such risks, if any); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 12, 2025 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser, sub-advisers, and certain other service providers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees met in executive sessions and held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
Each of the Contract Review Committee and the Board was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee and the members of the Board, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee and Board may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee and Board were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2024. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary performance benchmark and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2024, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data for recent years showing asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 123 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Class II Trustee	Until 2028. 3 years. Since 2023.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee, at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Cynthia E. Frost 1961	Class I Trustee	Until 2027. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Class II Trustee	Until 2028. 3 years. Since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Class III Trustee	Until 2026. 3 years. Since 2014.	Private investor. Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020), Groupon, Inc. (e-commerce provider) (2020-2022), and Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (2018-2024).
Keith Quinton 1958	Class II Trustee	Until 2028. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Marcus L. Smith 1966	Class III Trustee	Until 2026. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017).
Nancy Wiser Stefani 1967	Class III Trustee	Until 2026. 3 years. Since 2022.	Private investor. Formerly, Executive Vice President, Global Head of Operations, Wells Fargo Asset Management (2011-2021) and Treasurer of Wells Fargo open-end and closed-end funds (2012-2021); Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management (2008-2011) and GMN Capital Management (2006-2007).
Other Directorships. None.
Susan J. Sutherland 1957	Class I Trustee	Until 2027. 3 years. Since 2015.	Private investor. Director of Ascot Underwriting Limited (since 2023), a UK based subsidiary of Ascot Group Limited (insurance and reinsurance). Formerly, Director of Ascot Group Limited (2017-2025), Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Chairperson of the Board and Class I Trustee	Until 2027. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the investment adviser or one of its investment adviser affiliates, the “Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, the investment adviser and/or the investment adviser’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the investment adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the investment adviser in this section include a Fund’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The investment adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on the Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of the Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser, the investment adviser’s investment adviser affiliates or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of the Fund including for an extended period of time, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the investment adviser.
In other instances, Morgan Stanley personnel, including personnel of the investment adviser, will have access to information and personnel of its affiliates. For example, the investment adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The investment adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information). Also, it may adversely affect the Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage the Fund. In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

internally within the investment adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the investment adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Fund), as applicable, and the investment adviser may make investment decisions for the Fund that differ from those the investment adviser would have made if Morgan Stanley, or other parts, of the investment adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the investment adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Fund.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the investment adviser and one or more of the investment adviser’s investment adviser affiliates. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by the Fund in the same investment or the Fund's participation in a transaction with such company.
To the extent the investment adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the investment adviser or its affiliates take on Affiliated Investment Accounts on the same securities when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by the investment adviser will achieve investment results that are substantially more or less favorable than those results achieved by the Fund.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser and its affiliates, including the Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the investment adviser may face conflicts with respect to the interests involved. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that investment adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal – which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.
In addition, in certain circumstances, the investment adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund and the investment adviser may make decisions for the Fund that may be more beneficial to one type of shareholder than another.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by the investment adviser’s investment adviser affiliates.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

From time to time, the investment adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially the Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially the Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of the Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting the Fund previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the investment adviser. The Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For the investment adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department” and collectively, the “Investment Departments”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser, Eaton Vance Distributors, Inc. (the “Distributor”) and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the investment adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the investment adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the investment adviser, the Distributor and their affiliates.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
The additional compensation received by a given Financial Intermediary from the investment adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the investment adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of the Fund. Furthermore, from time to time, the investment adviser or its affiliates may

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

invest “seed” capital in a Fund, typically to enable such Fund to commence investment operations and/or achieve sufficient scale, as further described below. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of such Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on the Fund’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

In addition, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the investment adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or the Fund’s best interests. Due to the restrictions of the 1940 Act, the Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on the Fund’s behalf.
Principal Investments. There may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, the Fund may invest in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by a Fund in a fund affiliated with the investment adviser or its affiliates or a fund advised by the investment adviser or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability. The investment adviser voluntarily waives advisory fees of a Fund associated with investments by the Fund in a fund advised by the investment adviser or its affiliates which will reduce, but will not eliminate, these types of conflicts.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Affiliated Indexes. Affiliates of the investment adviser develop, own and operate indexes (“Indexes”), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the investment adviser or its affiliates (“Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The investment adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.
The investment adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The investment adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the investment adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.
Valuation of the Fund’s Investments. The investment adviser performs certain valuation services related to securities and other assets held by the Fund and performs such services in accordance with its valuation policies. The investment adviser will face a conflict with respect to valuation of the Fund’s investments generally because of the effect of such valuations on the investment adviser’s fees and other compensation and performance of the Fund.
Proxy Voting by the Adviser. The investment adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the investment adviser in respect of securities held by the Fund may benefit the interests of Morgan Stanley and/or accounts other than the Fund. Further, the investment adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Fund’s investment adviser engages affiliated and/or unaffiliated sub-advisers, the investment adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the investment adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems. The investment adviser’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances the investment adviser’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2025
Potential Conflicts of Interest — continued

board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The investment adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109

2319    10.31.25

(b) Not applicable

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that George J. Gorman, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or the liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2024 and October 31, 2025 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/24	10/31/25
Audit Fees	$101,342	$101,467
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$1,196

Total	$101,342	$102,663

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2024 and October 31, 2025; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/24	10/31/25
Registrant	$0	$1,196
Eaton Vance(1)	$18,490	$18,490

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy Wiser Stefani are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Akbar A. Causer, Catherine M. McDermott, Federico Sequeda, and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Causer is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM since 2017. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Sequeda is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM for more than five years. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Mr. Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Akbar A. Causer
Registered Investment Companies	4	$5,096.5	0	$0
Other Pooled Investment Vehicles	5	$4,179.8	0	$0
Other Accounts	3	$1,101.7	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,809.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Federico Sequeda, CFA
Registered Investment Companies	13	$29,068.2	0	$0
Other Pooled Investment Vehicles	9	$5,451.5	0	$0
Other Accounts	2	$1,056.6	0	$0
Andrew Szczurowski, CFA(1)
Registered Investment Companies	10	$36,397.1	0	$0
Other Pooled Investment Vehicles	1	$176.4	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Akbar A. Causer	None
Catherine C. McDermott	None
Federico Sequeda, CFA	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	December 23, 2025

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2025